UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

BROADWIND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3240 South Central Avenue

Cicero, Illinois 60804

Telephone: 708-780-4800

Dear Fellow Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Broadwind, Inc. (the “Company” or “Broadwind”), to be held on May 15, 2025 beginning at 8:00 a.m. Central Daylight Time, virtually at www.virtualshareholdermeeting.com/BWEN2025. The Company will require that all attendees at the Annual Meeting of Stockholders provide proof of identification and stock ownership and follow any other meeting guidelines set by the Company.

Your vote is being solicited on behalf of our Board of Directors (the “Board”). You are being asked to: (i) vote on the election of six (6) directors, each to hold office for a term of one year or until their respective successor is duly elected and qualified, (ii) approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers, (iii) ratify the fourth amendment of our Section 382 Rights Agreement designed to preserve Broadwind’s substantial amount of net operating loss carry forwards and other tax benefits (the “Rights Plan”), to extend the Rights Plan for another three-year term and adjust the purchase price related to the exercise of the rights thereunder, and (iv) ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for 2025.

Our Board urges you to read the accompanying Proxy Statement and recommends that you vote “FOR” our proposed nominees for election to the Board, “FOR” the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers as described in the Proxy Statement, “FOR” the ratification of the fourth amendment of the Rights Plan, and “FOR” the ratification of the appointment of RSM as our independent registered public accounting firm for 2025.

We are delivering our Proxy Statement and Annual Report under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We will mail to our stockholders on or about April 2, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials. The Notice and the Proxy Statement include instructions on how you can receive a paper copy of the proxy materials.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. You may vote your shares by telephone or over the Internet.  If you received a paper copy of the proxy card by mail, you may vote by completing, signing, dating and returning the proxy card by mail in the postage-paid envelope provided. Instructions regarding these three methods of voting are contained on the Notice or proxy card.

Thank you for your cooperation.

Very truly yours,

Eric B. Blashford President and Chief Executive Officer

Cicero, Illinois

April 2, 2025

If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact the Company’s proxy solicitor at the contact listed below:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.Sodali.com

BROADWIND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

MAY 15, 2025

Notice is hereby given to the holders of the shares of common stock, par value $0.001 per share (the “Common Stock”) of Broadwind, Inc. (the “Company” or “Broadwind”), a Delaware corporation, that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 8:00 a.m. local time on May 15, 2025, virtually at www.virtualshareholdermeeting.com/BWEN2025, to consider and act upon the following matters:

1.

To vote on the election of the six (6) director nominees named in the attached Proxy Statement to serve on our Board of Directors (the “Board”), each for a term of one (1) year or until their respective successor is duly elected and qualified (Proposal 1).

2.	To approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers (Proposal 2).

3.

To ratify the fourth amendment of our Section 382 Rights Agreement designed to preserve Broadwind’s substantial amount of net operating loss carry forwards and other tax benefits (the “Rights Plan”), to extend the Rights Plan for another three-year term and to adjust the purchase price related to the exercise of the rights thereunder (Proposal 3).

4.	To ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2025 (Proposal 4).

5.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends a vote “FOR” each of the six (6) director nominees named in the accompanying Proxy Statement, and a vote “FOR” each of Proposals 2, 3 and 4 on the proxy card.

Only stockholders of record at the close of business on March 27, 2025 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof.

We are delivering our Proxy Statement and Annual Report under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. We will mail to our stockholders on or about April 2, 2025, Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials and vote electronically on the Internet or by telephone. The Notice and the Proxy Statement include instructions on how you can receive a paper copy of the proxy materials.

We ask that you review the Proxy Statement carefully and return your proxy promptly. Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by telephone or over the Internet, as described in the enclosed materials and the Notice. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

Cary B. Wood
Chairman of the Board of Directors

Cicero, Illinois

April 2 , 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2025:

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2024 are available free of charge on our Internet website, www.bwen.com. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement. You may also obtain these materials at the website of the Securities and Exchange Commission at www.sec.gov.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact Sodali & Co., the Company’s proxy solicitor:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.Sodali.com

BROADWIND, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2025

INTRODUCTION

Your proxy is solicited by the Board of Directors (the “Board”) of Broadwind, Inc., a Delaware corporation (the “Company” or “Broadwind”), for the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 8:00 a.m. local time on May 15, 2025, virtually at www.virtualshareholdermeeting.com/BWEN2025, for the purposes set forth on the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The mailing address of our principal executive office is 3240 South Central Avenue, Cicero, Illinois 60804. We expect that the Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about April 2, 2025.

As used in this Proxy Statement, the terms “the Company,” “Broadwind,” “we,” “us” and “our” refer to Broadwind, Inc.

You may vote by telephone, over the Internet, or if you received a paper copy of the proxy card by mail, you may also vote by signing, dating, and mailing the proxy card in the envelope provided. Instructions regarding these methods of voting are contained in this Proxy Statement and on the proxy card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting. Internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, on May 14, 2025. If your shares are held in “street name,” we recommend you instruct the record holder of your shares to vote on the proxy card.

INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites stockholders’ receipt of the proxy materials, reduces the costs of the Annual Meeting and helps conserve natural resources. On or about April 2, 2025, we will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”), on the Internet and how to access a proxy card or voting instructions to vote on the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of the proxy materials. If you receive the Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice. We may at our discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including our Proxy Statement and Annual Report, to one or more stockholders.

The Notice of Annual Meeting of Stockholders, the Proxy Statement, the proxy card and the Annual Report are also available free of charge on our Internet website, www.bwen.com. You may also obtain these materials at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

References to the Company’s website herein do not incorporate by reference the information contained on the website, and such information should not be considered a part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

The Board is soliciting your proxy for use at our Annual Meeting because you owned shares of the Company’s Common Stock at the close of business on March 27, 2025 (the “Record Date”) and, therefore, are entitled to vote at the Annual Meeting on the following proposals:

1.

Proposal 1: To vote on the election of the six (6) director nominees named in this Proxy Statement to serve on our Board, each for a term of one (1) year or until their respective successor is duly elected and qualified.

2.	Proposal 2: To approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers.

3.

Proposal 3: To ratify the fourth amendment to the Company’s Rights Plan to extend the Rights Plan for another three-year term and to adjust the purchase price related to the exercise of the rights thereunder.

4.	Proposal 4: To ratify the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for 2025.

5.	To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

You are receiving the Notice or other Annual Meeting materials as a stockholder of the Company as of the Record Date for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you promptly complete and return the proxy card (if you received by mail), or vote by telephone or by Internet.

Who is entitled to attend and vote at the Annual Meeting?

Stockholders of record at the close of business on the Record Date are entitled to attend and vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. The Notice you received (or proxy card if you received these materials by mail) indicates the number of shares of our Common Stock that you own and are entitled to vote.

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of voting power of the shares of our Common Stock issued and outstanding and entitled to vote thereat will constitute a quorum for purposes of the Annual Meeting. As of the Record Date, [●] shares of our Common Stock were issued and outstanding. Persons who were not stockholders on the Record Date will not be allowed to vote at the Annual Meeting. The Common Stock is the only outstanding class of our capital stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any shares of our Common Stock are entitled to cumulative voting rights. Shares represented virtually during the Annual Meeting will be considered shares of Common Stock represented in person at the meeting.

Proxies received but marked “abstain” will be counted for purposes of determining whether a quorum exists at the Annual Meeting. For a discussion of whether or not broker non-votes will be counted for quorum purposes, see “How do I vote if my shares are held by my broker, bank, and/or other nominee? What is a ‘broker non-vote?” below.

How do I vote by proxy?

Stockholders of record can vote virtually at the Annual Meeting or by proxy. There are three (3) ways to vote by proxy:

●	By Telephone — Stockholders located in the United States (the “U.S.”) can vote by telephone by calling +1 800-690-6903 and following the instructions on the Notice or proxy card;

●	By Internet—You can vote on the Internet at www.proxyvoting.com/bwen by following the instructions on the Notice or proxy card; or

●

By Mail—If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the proxy card enclosed therewith. No postage is required if your proxy card is mailed in the U.S.

If you vote by telephone or on the Internet by the applicable deadline, or properly fill in your proxy card if you received one by mail and we receive it in time to vote at the Annual Meeting, your “proxy” (the individual named on the Notice or proxy card) will vote your shares on your behalf as you have directed. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of Common Stock as recommended by the Board.

If any other matter is presented, your proxy will vote your shares in accordance with your proxy’s best judgment to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote by telephone or on the Internet?

Yes. Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the Notice or proxy card. The Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears in the marked area on the Notice or proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, your vote must be received by 11:59 p.m., Eastern Daylight Time, on May 14, 2025.

If you own your shares in your own name, you can vote by telephone or on the Internet in accordance with the instructions provided on the Notice or proxy card. If your shares are held by a broker, bank, and/or other nominee, you can also vote by telephone or on the Internet. The instructions to vote on the Internet will be provided on the voting instruction form supplied by your broker, bank, and/or other nominee. You may need to contact your broker, bank, and/or other nominee to vote.

How do I vote if my shares are held by my broker, bank, and/or other nominee? What is a “broker non-vote?”

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, trust or other similar organization (collectively, “brokers, banks and/or other nominees”), then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, and/or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank, and/or other nominee. Please follow the instructions from your broker, bank, and/or other nominee included with these proxy materials, or contact your broker, bank, and/or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank, and/or other nominee how to vote your shares using the voting instruction form provided by your broker, bank, and/or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank, and/or other nominee may also include information about how to submit your voting instructions over the Internet, if such option is available.

A “broker non-vote” occurs when the broker, bank, and/or other nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you own your shares in “street name” and do not provide voting instructions to your broker, bank, and/or other nominee, then your shares will not be voted at the Annual Meeting on any proposal with respect to non-routine matters, on which your broker, bank, and/or other nominee does not have discretionary authority. The Company expects that only Proposal 4 will be treated as a “routine matter” under New York Stock Exchange rules (which, because they apply to all New York Stock Exchange “member organizations” voting on any stock exchange, also apply while voting shares of issuers on the NASDAQ Stock Market (“NASDAQ”)). Accordingly, if you provide a proxy without giving specific voting instructions or if you do not otherwise provide your broker, bank, and/or other nominee with voting instructions, we expect that your broker, bank, and/or other nominee will not have discretionary authority to vote your shares at the Annual Meeting on any proposal other than Proposal 4. In other words, if you do not provide voting instructions to your broker, bank, and/or other nominee holding shares of our Common Stock for you, we expect that your shares will not be voted with respect to Proposal 1, Proposal 2 or Proposal 3. “Broker non-votes” will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

Alternatively, votes made by brokers, banks and/or other nominees in their discretion will be counted the same as any other votes that are submitted regarding the proposals. However, some brokers, banks and/or other nominees may not choose to use their discretionary authority if they have not received voting instructions from a beneficial owner. Accordingly, if your shares are held in “street name,” we encourage you to provide voting instructions on a voting instruction form provided by the broker, bank, or other nominee that holds your shares, in each case by carefully following the instructions provided.

How do I vote the shares I hold through the Company’s 401(k) plan?

If you are a participant in our 401(k) plan, you will receive the Notice and the Company’s executive officers will vote the shares in your account in accordance with the Board’s recommendations.

May I revoke my proxy and change my vote?

Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting in one of three (3) ways:

1.

Deliver a written notice that is dated later than the date of your proxy to the attention of our Corporate Secretary at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804 that is received prior to the Annual Meeting stating that you revoke your proxy;

2.	Log onto the Internet website specified on the Notice or proxy card in the same manner you would submit your proxy electronically or call the toll-free number specified on the Notice or proxy card prior to 11:59 p.m. Eastern Daylight Time, on May 14, 2025, in each case if you are eligible to do so and following the instructions on the Notice or proxy card;

3.	Submit another properly completed and timely proxy card with a later date; or

4.	Appear at the virtual Annual Meeting, declare your prior proxy to be revoked and then vote virtually at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy).

If a stockholder holds shares in “street name” by his or her broker, bank and/or other nominee, has directed such broker, bank and/or other nominee to vote his or her shares, and later wishes to change his or her vote, the stockholder should instruct such person to change his or her vote.

How do I attend the Annual Meeting ?

The Company is holding the Annual Meeting in a virtual-only format and stockholders will not be able to attend the Annual Meeting in person. To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, please visit www.virtualshareholdermeeting.com/BWEN2025. Stockholders will be able to listen, vote and submit questions from any location with Internet connectivity.

If you are a stockholder of record, you do not need to register to attend the Annual Meeting via the live webcast. To attend, just follow the instructions on the Notice or the proxy card that you received. You will be required to enter the control number included on the Notice or proxy card that you received. We encourage you to access the meeting prior to the start time, leaving ample time for the check-in.

If your shares are held through a broker, bank and/or other nominee as of the Record Date and you wish to participate in the Annual Meeting, you must obtain, from the broker, bank and/or other nominee, the information required, including a control number, in order for you to participate in, and vote at, the Annual Meeting.

If you have any questions, please contact the Company’s proxy solicitor:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400

Email: BWEN@investor.Sodali.com

What vote is required to approve each proposal?

1.

The election of directors. An affirmative vote of a majority of the votes cast is required for the election of each director nominee (meaning the number of shares of Common Stock voted “for” a nominee must exceed the number of shares voted “against” such nominee), with abstentions and “broker non-votes” not counted in determining the number of votes cast. Therefore, abstentions and “broker non-votes” will have no effect on the outcome of the vote for that nominee’s election provided, however, that in a contested election of directors, which will not be the case at the Annual Meeting, directors will be elected by a plurality of the votes cast on the election of directors (instead of by votes cast “for” or “against” a nominee).

2.

The non-binding advisory vote to approve the compensation of our named executive officers (Say-on-Pay). An affirmative vote of a majority of the votes cast (meaning the number of shares of Common Stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), will constitute stockholder non-binding approval with respect to the compensation paid to our named executive officers. Abstentions and “broker non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

3.

The ratification of the fourth amendment of the Rights Plan.  An affirmative vote of a majority of the votes cast (meaning the number of shares of common stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), will be required to ratify the fourth amendment of the Rights Plan. Abstentions and “broker non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

4.

The ratification of the appointment of RSM as our independent registered public accounting firm for 2025. An affirmative vote of a majority of the votes cast (meaning the number of shares of Common Stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), is required to ratify the appointment of RSM as our independent registered public accounting firm for 2025. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

Is the vote on the Say-on-Pay proposal binding on the Board?

Because the vote on the Say-on-Pay proposal is advisory, it will not be binding upon the Board. However, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the votes when considering future executive compensation arrangements as it deems appropriate.

Can I ask questions at the Annual Meeting?

Stockholders participating in the virtual meeting may submit questions to the Company’s officers during the meeting. If you are a stockholder of record and would like to submit a question, you may do so by joining the virtual Annual Meeting at www.virtualshareholdermeeting.com/BWEN2025, entering the control number included on the Notice, proxy card or instructions from your broker, bank and/or other nominee that you received and typing your question in the box in the Annual Meeting portal.

To help ensure that we have a productive and efficient meeting, we ask that you limit your submitted questions to those that are relevant to the Annual Meeting and that such submitted questions are respectful of your fellow stockholders and meeting participants. Questions may be grouped by topic by our management with a representative question read aloud and answered. In addition, questions may be ruled as out of order if they are, among other things, irrelevant to our business, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal interests. Questions submitted during the Annual Meeting will be reviewed, and we intend to answer pertinent questions submitted, as time permits.

Who pays for the proxy solicitation related to the Annual Meeting?

We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the Notice, proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our Common Stock. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

We have retained Sodali &Co. to act as proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Sodali & Co. $15,000, plus reasonable out-of-pocket expenses for proxy solicitation services. The parties’ engagement letter contains confidentiality, indemnification, and other provisions that the Company believes are customary for this type of engagement.

How can I obtain additional information about the Company?

A copy of our Annual Report, without exhibits, is available as specified in the Notice or accompanies the Proxy Statement if you received it by mail. No portion of our Annual Report is incorporated herein, and no part thereof is to be considered proxy soliciting material. We will furnish to any stockholder, upon written request, any exhibit described in the list accompanying our Annual Report, upon the payment, in advance, of reasonable fees related to us furnishing such exhibit(s). Any such requests should include a representation that the stockholder was the beneficial owner of shares of our Common Stock on the Record Date, and should be directed to our Corporate Secretary at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804. You may also access our SEC filings and their exhibits, including the exhibits described in our Annual Report through our website at www.bwen.com or though the SEC’s website at www.sec.gov.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements, and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements, and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

Will I have appraisal or similar dissenters’ rights in connection with the proposals being voted on at the Annual Meeting?

No. Appraisal or similar dissenters’ rights are not applicable to any of the matters being voted upon at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding beneficial ownership of our Common Stock by:

●	Each person known to us to beneficially own 5% or more of our Common Stock;

●	Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the “named executive officers” or “NEOs;”

●	Each of our directors (including nominees); and

●	All of our executive officers (as that term is defined in Rule 3b-7 under the Exchange Act) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of our Common Stock set forth opposite the stockholder’s name. We have based this table upon information supplied by our executive officers, directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

	Number and
	Percentage of Shares
	Beneficially Owned (1)
Name and Address of Beneficial Owner or Identity of Group (1)	Shares	Percentage
5% Beneficial Owners and Other Selling Stockholders
Grace & White, Inc. (2)	1,986,599	8.8%
Broadwind Inc. Employees' 401(k) (3)	1,402,880	6.2%

Executive Officers and Directors
Eric B. Blashford	529,860	2.4%
Philip J. Christman	110,560	*
Thomas A. Ciccone	82,919	*
Jeanette A. Press	32,195	*
David P. Reiland	181,542	*
Daniel E. Schueller	174,598	*
Sachin M Shivaram	82,894	*
Cary B. Wood	129,702	*
All current executive officers and directors as a group (9 persons)	1,447,723	6.4%

*      Less than 1%.

(1)   Based on [●] shares of our Common Stock issued and outstanding as of the Record Date. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within sixty (60) days of the Record Date, are treated as outstanding when determining the percentage owned by such individual and when determining the percentage owned by a group.

(2)  Based solely on information contained in a Schedule 13G/A filed on February 5, 2025 by Grace & White, Inc., a New York corporation, as investment adviser (“Grace & White”). Grace & White holds sole voting power with respect to 537,331 shares and sole dispositive power with respect to 1,986,599 shares. Grace & White is located at 515 Madison Avenue, Suite 1700, New York, NY 10022.

(3) Based on information contained in a Schedule 13G/A filed on February 9, 2024 by Delaware Charter Guarantee & Trust Company dba Principal Directed Trust Company as Trustee for the Broadwind, Inc. Employees’ 401(k) Plan, as updated as of the Record Date based on the records available to the Company. The shares of Common Stock held by executive officers are deducted from this amount and included in their respective share counts. As of the Record Date, the Broadwind, Inc. Employees’ 401(k) Plan holds [1,493,697] shares of Common Stock (including the shares held by executive officers).

DIRECTORS AND DIRECTOR COMPENSATION

The names and ages of all of our director nominees, all of which are currently serving as directors, and the positions held by each are set forth below.

Name	Age	Position
Cary B. Wood (2)	58	Chairman of the Board
Eric B. Blashford	60	Director; President and CEO
Philip J. Christman (1) (2) (3)	61	Director
Jeanette A. Press (1) (2) (3)	49	Director
David P. Reiland (1) (3)	71	Director
Sachin M. Shivaram (1) (2) (3)	44	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Governance/Nominating Committee.

Cary B. Wood has served as a member of the Board since May 18, 2016, and as Chairman since April 2022.  He is Chairman of the Compensation Committee. In December 2019, Mr. Wood was named Chief Executive Officer of Grede Holdings, LLC, a full-service supplier of ductile and gray iron metal components and solutions for the automotive, heavy truck and  other industrial end markets. From July 2017 to January 2019, Mr. Wood was the President and Chief Executive Officer of Angelica Corporation, a leading provider of textiles to the healthcare industry. He served as Chief Executive Officer and director of Sparton Corporation (NYSE: SPA) from November 2008 to February 2016, and as its President from April 2009 to February 2016. From August 2004 to November 2008, Mr. Wood served in several roles, including interim Chief Executive Officer and Chief Operating Officer, for Citation Corporation, now Grede Holdings, LLC.  Since 2017, Mr. Wood has been a member of the Board of Directors of Westell Corporation (NASDAQ: WSTL) where he chairs the Compensation Committee and is a member of the Audit Committee.  Mr. Wood has served on the Board of Directors of M&G Duravent, Inc., a privately-held venting systems firm, since January 2017. Mr. Wood served on the Board of Directors of Vishay Precision Group, Inc. (NYSE: VPG), a designer, manufacturer and marketer of resistive foil technology, sensors and sensor-based systems for niche industrial applications from March 2016 until his term expired in May 2018. Mr. Wood began his career with General Motors Corporation, followed by a move to United Technologies Corporation, where he served in a variety of general management, operations and engineering roles. Mr. Wood received a Bachelor of Science degree in Technology from Purdue University in 1989, a Master of Science degree in Industrial Operations in the School of Management from Lawrence Technological University in 1995, and a Master of Business Administration degree in Finance from Loyola University-Chicago in 2014. Mr. Wood has been Chief Executive Officer in both public and private company settings. He has extensive background in authoring and execution of turnaround and growth strategies. Mr. Wood has extensive executive management experience that has been utilized in a number of turnarounds including post bankruptcy stand ups, public company carve-outs as well as operating turnarounds. Mr. Wood has led a significant number of acquisitions with more than a dozen in the public domain. The Governance/Nominating Committee concluded that Mr. Wood should serve as a director nominee as of the date of this Proxy Statement on the basis of his broad experience in manufacturing, corporate governance leadership, mergers and acquisitions and business turnaround, operations, risk assessment and management, strategic planning, global business, and public and private company executive leadership.

Eric B. Blashford has served as a member of the Board and as our President and CEO since March 1, 2020. Prior to that, Mr. Blashford served as our Chief Operating Officer from May 2018 to February 2020 and President of Broadwind Heavy Fabrications, Inc. formerly known as Broadwind Towers, Inc (“Broadwind Towers”), a precision manufacturer of structures, equipment and components for clean technology and other specialized applications from October 2014 to May 2019. From January 2012 to October 2014, he served as President of a group of businesses owned by The Heico Companies, LLC, including Barko Hydraulics, LLC, Pettibone Traverse Lift, LLC, and Tiffin Parts, LLC, all of which are manufacturers of heavy duty off road vehicles (and parts) for the forestry, material handling, oil and gas, and construction industries. For the five years prior to joining Heico, Mr. Blashford served as President for a group of companies owned by The Scott Fetzer Co., servicing the truck equipment, electrical fittings and industrial equipment markets. He started his career with Waltco Truck Equipment Company, where he served in various accounting and operational roles. Mr. Blashford holds a Bachelor of Science degree in Accounting from the University of Akron and a Masters of Business Administration from Kent State University, and is a registered Certified Public Accountant (non-practicing) in the state of Ohio. The Governance/Nominating Committee concluded that Mr. Blashford should serve as a director nominee as of the date of this Proxy Statement because of his extensive knowledge and understanding of our business and expertise in manufacturing, product development, accounting, finance, corporate governance, mergers and acquisitions, business turnarounds, operations, strategic planning, and public and private company executive leadership.

Philip J. Christman has served as a member of the Board since October 22, 2018. He is Chairman of the Governance/Nominating Committee and a member of the Audit Committee and the Compensation Committee. Mr. Christman has served as the President, Operations of Navistar International Corporation (with its affiliates, “Navistar”), a leading manufacturer of commercial trucks, buses, defense vehicles, and engines, from May 2017 until his retirement in 2022. Prior to holding this position, he held various positions with Navistar, including Vice President, Strategy from June 2015 to May 2017, Chief Procurement Officer from November 2014 to June 2015, Vice President, Engineering from July 2014 to November 2014, President, Global Business from November 2008 to July 2014, and Vice President General Manager Vocational Trucks from June 2006 to November 2008. Earlier in his career Mr. Christman held various leadership roles in operations. Since August 2022, Mr. Christman has been a member of the Board of Directors of Allison Transmission Holdings, Inc., a manufacturer of commercial duty automatic transmissions and hybrid propulsion systems (NYSE: ALSN), where he is a member of the Audit Committee and the Compensation Committee. Since October 2023, Mr. Christman has been a member of the Board of Directors of Hydro Electronics Devices Inc., a private company headquartered in Hartford, Wisconsin. Mr. Christman received a Bachelor of Science degree in Mechanical Engineering from Indiana Institute of Technology and a Master of Business Administration from Ball State University. The Governance/Nominating Committee concluded that Mr. Christman should serve as a director nominee as of the date of this Proxy Statement on the basis of his extensive knowledge in manufacturing, corporate governance leadership and participation, engineering, government/regulatory and public policy, operations, strategy, business turnaround and global business.

Jeanette A. Press has served as a member of the Board since March 22, 2023. She is a member of the Audit Committee and is designated a financial expert and is also a member of the Compensation Committee and the Governance/Nominating Committee. Ms. Press serves as the Vice President and Chief Accounting Officer for Lime, a global provider of shared electric vehicles, leading Lime’s global accounting, reporting, internal controls, tax and shared service organizations. Prior to Lime, Ms. Press served as the Chief Financial Officer, Controller and Principal Accounting Officer for CMC Materials, Inc. (“CMC”) (NASDAQ: CCMP), a global supplier of consumable materials primarily to semiconductor manufacturers from November 2021 until CMC’s merger with Entegris (NASDAQ: ENTG) in July 2022.  Following the closing of the transaction, Ms. Press served as a Senior Advisor on the integration of the two companies and on business dispositions. Ms. Press led CMC’s global functions of internal audit, tax, treasury, FP&A, accounting and financial reporting and utilized her financial expertise on transforming the finance organization, strategic acquisitions and acting as the key finance leader in the sale of CMC to Entegris. Ms. Press previously served as Vice President, Controller and Principal Accounting Officer for Univar Solutions (NYSE: UNVR), a global chemical distributor, and USG Corporation (NYSE: USG), a manufacturer and distributor of high-performance building systems. Prior to USG, Ms. Press served 13 years in the audit practice at KPMG, LLP. Ms. Press also serves on the board and is chair of the advancement committee for The Conservation Foundation, a not-for-profit land and watershed conservation organization dedicated to preserving and restoring open space, protecting rivers and watersheds, and promoting environment stewardship, and is an advisory board member for the Loyola University Accounting program. Ms. Press graduated from Loyola University with a B.B.A. in Accounting. She is a licensed Certified Public Accountant and a certified board director by the National Association of Corporate Directors. The Governance/Nominating Committee concluded that Ms. Press should serve as a director nominee as of the date of this Proxy Statement on the basis of her broad knowledge of mergers and acquisitions, risk assessment and management, government/regulatory and public policy, strategy and deep financial, accounting and internal controls acumen.

David P. Reiland has served as a member of the Board since April 16, 2008. He served as Chairman of the Board from May 17, 2010 to February 29, 2020.  He is Chairman of the Audit Committee and is designated as a financial expert, and is also a member of the Governance/Nominating Committee. Mr. Reiland was employed by Magnetek, Inc. (“Magnetek”) from August 1986 until January 2009, where he held numerous high-level positions, including Executive Vice President, Chief Financial Officer, Controller and Vice President of Finance, and served as CEO and President of Magnetek from October 2006 until October 2008. He also served on the board of directors of Magnetek from October 2006 to September 2015. Magnetek develops, manufactures and markets power and motion control systems and was a public company until its acquisition by Columbus McKinnon Corporation in September 2015. Mr. Reiland is a Certified Public Accountant who holds an undergraduate degree in financial management from California State University, Long Beach, and a Master of Business Administration degree from the University of Southern California. The Governance/Nominating Committee concluded that Mr. Reiland should serve as a director nominee as of the date of this Proxy Statement on the basis of his extensive knowledge in strategy development and execution, mergers, acquisitions and divestitures, operating and financial restructuring, SEC reporting and Sarbanes-Oxley Act compliance, public and private capital transactions, and investor and shareholder relations.

Sachin M. Shivaram has served as a member of the Board since November 2, 2022. He is a member of the Audit Committee, the Compensation Committee and the Governance/Nominating Committee. Since June 2019, Mr. Shivaram has been Chief Executive Officer of Wisconsin Aluminum Foundry, a vertically integrated provider of aluminum and copper-based alloy castings for a wide variety of industries. Mr. Shivaram was the President of Sierra Aluminum from July 2018 to June 2019, President of Pressure Vessel Group from June 2016 to July 2018, and Managing Director of the Main Steel Division from October 2017 to June 2019, each a division of Samuel, Son & Co., a $3 billion privately held company with business units in the U.S. and Canada focused on metal processing and manufacturing. Mr. Shivaram is a member of the Board of Directors of Lodge Cast Iron (where he is Chair of the Audit & Finance Committee), the Wisconsin Center for Manufacturing and Productivity (where he serves as Chairman), the National Association of Manufacturers (where he serves on the Executive Committee), Sheboygan Paint Inc. (where he serves as Chair of the Audit Committee), Graftech Inc. (NYSE: EAF) and the Green Bay Packers. Mr. Shivaram also serves as Chairman of the Wisconsin Governor’s Council on Workforce Investment, Co-Chair of the New North Inc., the regional economic development agency in Northeast Wisconsin, and as a trustee at Lawrence University. Mr. Shivaram is an adjunct faculty in the Schneider School of Business at St. Norbert College where he also serves as Chair of the Schneider School of Business board. Mr. Shivaram received a Bachelor of Arts degree in history and literature from Harvard University, a Master of Philosophy, Social and Political Science from the University of Cambridge, and a Juris Doctor from Yale Law School. He is licensed to practice law in the State of Wisconsin. The Governance/Nominating Committee concluded that Mr. Shivaram should serve as a director nominee as of the date of this Proxy Statement on the basis of his broad knowledge of manufacturing, corporate governance, mergers and acquisitions, operations, risk assessment and management, government/regulatory and public policy, marketing and sales, strategy, business development and technology, business turnaround and global business development.

None of our directors are party to any agreement or arrangement that would require disclosure pursuant to NASDAQ Rule 5250(b)(3).  In addition, none of our “related persons” are party to any agreement or arrangement that would require disclosure pursuant to Regulation S-K, Item 404(d).

2024 Director Compensation

For 2024, the Compensation Committee and the Board determined that the compensation paid to non-employee directors for service on the Board and its committees would remain unchanged. Under the Amended and Restated Broadwind, Inc. Board Compensation Program (the “Board Compensation Program”), each eligible non-employee director receives an annual equity grant of restricted stock units (“RSUs”) with a grant value of $50,000 and a cash fee of $12,500 per calendar quarter.

Pursuant to the Board Compensation Program, on May 16, 2024, each member of the Board was granted an RSU award representing the right to receive 18,382 shares of our Common Stock upon vesting, valued at $49,999, using a per share price of $4.105, the closing stock price of our Common Stock on the date of the grant. However, as part of a series of expense reduction actions taken by the Company, the Board forfeited payments of the cash retainer to be made in the first and second quarters of 2024 to eligible non-employee directors. Cash retainer payments were reinstated in the third quarter of 2024.

All non-employee directors are subject to our stock ownership guidelines adopted in March 2011 and amended in 2023, which provide that, within five years of joining the Board, each non-employee director shall own a number of shares of our Common Stock having a value equal to three times the annual cash retainer fees earned by the director in the immediately preceding calendar year. Please see the discussion below under the heading “Stock Ownership Guidelines” for more information.

Each non-employee director is eligible to participate in the Broadwind, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), which was adopted by the Board on October 24, 2007. The Deferred Compensation Plan is an unfunded arrangement subject to the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”). The value of each participant’s account is deemed invested in shares of our Common Stock and is generally payable upon the director’s departure from the Board. There were no deferments in 2024.

2024 Director Compensation Table

The following table sets forth the 2024 compensation information for our non-employee directors. Mr. Blashford received no additional compensation for his service as a director since he was also serving as our President and CEO. The compensation received by Mr. Blashford as our employee is set forth in the 2024 Summary Compensation Table set forth in this Proxy Statement.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Cary B. Wood	$25,000	$49,999	$74,999
Director, Chairman of the Board
David P. Reiland	$25,000	$49,999	$74,999
Director
Philip J. Christman	$25,000	$49,999	$74,999
Director
Sachin M. Shivaram	$25,000	$49,999	$74,999
Director
Jeanette A. Press	$25,000	$49,999	$74,999
Director

(1) Represents fees earned for service in 2024, regardless of when paid. The Board forfeited payments of the cash retainer to be made in the first and second quarters of 2024 to eligible non-employee directors as a part of the Company’s expense reduction actions. Cash retainer payments were reinstated in the third quarter of 2024.

(2) As of 12/31/2024, each director had outstanding 18,382 RSUs scheduled to vest on May 16, 2025. Stock Awards represent the aggregate grant date fair value of RSUs awarded during 2024, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“ASC Topic 718”), under the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan (the “A&R 2015 EIP”), and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of these awards are discussed in Note 15 to our consolidated financial statements included in our Annual Report. Each director was granted a RSU award representing the right to receive 18,382 shares of our Common Stock upon vesting, valued using a per share price of $2.72, the closing stock price for our Common Stock on the date of grant.

Note: Mr. Wagner served as a director until his retirement on May 16, 2024. Mr. Wagner received no compensation for his service as a director in 2024.

CORPORATE GOVERNANCE

Independence

The Board has determined that currently and at all times during the year ended December 31, 2024, all members of the Board, other than Mr. Blashford, our President and Chief Executive Officer, are and have been “independent” as defined by the listing standards of the NASDAQ. Mr. Blashford is not independent since he also serves as an executive officer of the Company. The Board considers in its evaluation of independence information provided by the directors and any nominees in questionnaires and other certifications concerning their relationship to us and any existing related party transactions, which are discussed below in this Proxy Statement in the section entitled “Certain Transactions and Business Relationships.”

Code of Ethics and Business Conduct

We have a written Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. Our Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.bwen.com, and is available in print, free of charge, to any stockholder who sends a request for a paper copy to Broadwind, Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804. We intend to include on our website any amendment to, or waiver from, a provision of our Code of Ethics that applies to any of our directors or executive officers that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Insider Trading Policy

Our amended and restated Policy Statement on Inside Information and Securities Trading governs the purchase, sale and/or other disposition of our securities by our directors, officers and employees and is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations.

Clawback Policy

We amended our Policy on Recoupment of Incentive-Based Compensation to provide that the Board will, subject to limited exceptions, recover incentive compensation paid to covered individuals (including our executive officers) in cases where we have to prepare an accounting restatement which resulted in the payment of incentive compensation greater than what should have been paid based on the restated financial results or corrected metric.

Board Leadership Structure

The Board regularly considers the appropriate leadership structure for the Company. In 2024, the Board was led by an independent Chairman, Mr. Wood. Our Board believes this structure provides an effective leadership model for the Company and helps assure effective independent oversight. However, our Board also believes that no single leadership model is right for all companies and at all times. Depending on the circumstances, other leadership models, such as combining the roles of the Board Chairman and Chief Executive Officer, might be appropriate. The Board and the Governance/Nominating Committee will continue to evaluate the Board’s leadership structure as part of its regular review of corporate governance and succession planning to ensure it remains best suited for the Company and its stockholders.

Risk Oversight

The Board and its Audit Committee play an active role in the oversight of risk and our risk management practices. The Audit Committee primarily is responsible for reviewing financial and compliance risks, with the full Board responsible for other risks. We conduct comprehensive Enterprise Risk Assessments on a periodic basis, and review the results with the Board, as appropriate. We update the Board regularly on actions taken as a result of the Enterprise Risk Assessments. Because of our size and available resources, we do not have a dedicated risk management function; rather, certain of our employees are charged with responsibility for specific risk areas, including for example operational risks, liquidity risks, legal risks, and compliance risks. We rely on information systems to obtain, rapidly process, analyze, and manage data in order to effectively operate our business. We are committed to protecting our business information, intellectual property, customer, supplier and employee data and information systems from cybersecurity risks and maintain an active cybersecurity risk management program. We maintain enterprise-wide information security policies, processes and standards that set the requirements around acceptable use of information systems and data, risk assessment and management, identity and access management, data security, security operations, security incident response and threat and vulnerability management. We work to align to the National Institute of Standards and Technology (NIST) 800-171 Cybersecurity Framework, as its program controls are designed to protect and maintain confidentiality, integrity, and continued availability of our data and information systems. Our team of information system professionals and third-party providers monitors our information systems for cybersecurity threats, breaches, intrusions and other weaknesses, responds to cybersecurity incidents, develops and implements plans to mitigate cybersecurity threats and facilitates training for our employees. We also engage consultants and other third-party advisors to conduct independent assessments of our cybersecurity readiness and control effectiveness. In collaboration with our third-party providers, we seek to gain insights into emerging threats and vulnerabilities, industry trends, and leading practices to inform our cybersecurity response. These individuals make periodic reports to the Board and the Audit Committee on their areas of risk oversight.

Stockholder Communications with the Board of Directors

Stockholders may communicate directly with the Board or any of its individual members. Any such communication should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-employee directors, and our Corporate Secretary will forward the communication to our directors, as appropriate. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Broadwind Attn: Corporate Secretary 3240 South Central Avenue Cicero, Illinois 60804

Director Attendance at Annual Meetings

Directors’ attendance at our Annual Meetings can provide our stockholders with an opportunity to communicate with directors about issues affecting us. Our Principles of Corporate Governance encourage our directors to attend the Annual Meetings. All of our then-current directors attended our 2024 Annual Meeting of Stockholders.

Committee and Board of Directors Meetings

During 2024, the Board met twelve (12) times, including in-person, video and telephonic meetings. The directors also communicated informally to discuss our affairs and, when appropriate, took formal action by unanimous written consent of all directors, in accordance with our Certificate of Incorporation, Bylaws and Delaware law. Executive sessions of the independent directors are scheduled at least twice per year in conjunction with regularly scheduled Board meetings.

The Board has three (3) standing committees: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.  In 2024, each director attended at least 87% of the meetings of the Board and of committees on which they serve.

Current Committee Membership

The following table sets forth the current membership of each of the Board’s committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
David P. Reiland (Chairman)	Cary B. Wood (Chairman)	Philip J. Christman (Chairman)
Philip J. Christman	Philip J. Christman	David P. Reiland
Jeanette A. Press	Sachin M. Shivaram	Sachin M. Shivaram
Sachin M. Shivaram	Jeanette A. Press	Jeanette A. Press
	Thomas A. Wagner*	Thomas A. Wagner*

* Mr. Wagner served on the Compensation and Governance/Nominating Committees until his retirement on May 16, 2024.

Audit Committee

The Board maintains an Audit Committee currently comprised of four independent directors, including two financial experts (as defined below). The current members of the Audit Committee are Ms. Press and Messrs. Reiland (Chairman), Christman, and Shivaram. The Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies the NASDAQ requirements and the criteria of Section 10A(m)(3) and Rule 10A-3 of the Exchange Act.

Audit Committee Scope of Authority and Charter

The primary function of the Audit Committee is assisting the Board with oversight responsibilities, including with respect to the following: (a) the financial reports and other material financial information we provide to any governmental body or the public; (b) the relationship with our independent accountants (including appointment and compensation) who report directly to the Audit Committee; (c) pre-approval of all audit services and non-audit services to be performed by our independent accountants; (d) our systems of internal and external reporting processes and internal controls regarding finance, accounting, legal compliance and ethics; (e) oversight with respect to related party transactions and any complaints received by us regarding accounting, internal accounting controls and auditing; (f) preparation of an annual Audit Committee Report to be presented to the Board; and (g) our auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Audit Committee met four (4) times in 2024.

Audit Committee Financial Expert

The Board has determined that Mr. Reiland and Ms. Press are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K. The designation of Mr. Reiland and Ms. Press as audit committee financial experts does not impose on Mr. Reiland and Ms. Press any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on Mr. Reiland and Ms. Press as members of the Audit Committee and the Board in the absence of such designation or identification.

Audit Committee Report

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the Company’s accounting, auditing, and financial reporting practices. In discharging its responsibilities regarding the audit process, the Audit Committee:

1.	reviewed and discussed the audited financial statements with management;

2.	discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, as amended (Communications with Audit Committees); and

3.

received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Members of the Audit Committee:
David P. Reiland (Chairman)
Philip J. Christman
Jeanette A. Press
Sachin M. Shivaram

Compensation Committee

Responsibility for evaluating our compensation policies, oversight of management’s performance and recommendations regarding compensation of senior management has been delegated by the Board to the Compensation Committee. The current members of the Compensation Committee are Ms. Press and Messrs. Wood (Chairman), Christman, and Shivaram. Mr. Wagner served on the Compensation Committee until his retirement on May 16, 2024. The Board believes that each member of the Compensation Committee satisfies the independence requirements of NASDAQ Rule 5605(d) and Rule 10C-1 under the Exchange Act.

Compensation Committee Scope of Authority and Charter

Under the Compensation Committee’s written charter, the primary duties and responsibilities of the Compensation Committee include the following: (a) periodically review our philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective; (b) annually consider  strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible; (c) review individual and Company performance goals and objectives of our CEO and other senior management, evaluate such officers’ performance in light of these goals, and determine and approve appropriate compensation levels and equity grants; (d) oversight with respect to compensation policies and plans, including incentive plans, equity plans, benefits, and perquisites of senior management; (e) general oversight and risk assessment with respect to human resources policies, strategies and programs and employee benefit plans; (f) recommend compensation plans for members of the Board; and (g) assess potential conflicts of interest raised by the work of compensation consultants that are involved in determining or recommending executive or director compensation. The Compensation Committee’s charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Compensation Committee met four (4) times in 2024.

The Board and the Compensation Committee make compensation decisions regarding our executive officers. In making compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of our CEO and other senior management, which includes any officer who reports directly to our CEO and any other officer of the Company or our subsidiaries so designated by our CEO. Other than giving such recommendations, however, our CEO and other senior management have no formal role and no authority to determine the amount or form of executive and director compensation.

The Compensation Committee may, at our expense, retain legal counsel (which may be, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such consultants’ and advisors’ fees and other retention terms and to terminate its relationship with any such consultant or advisor. The Compensation Committee will assess the independence of any such legal counsel, consultants or advisors to the extent required by applicable SEC and NASDAQ rules. For additional information regarding these services, please see the discussion entitled “Role of Compensation Consultant” included in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual Compensation Committee members.

Governance/Nominating Committee

The current members of the Governance/Nominating Committee are Ms. Press and Messrs. Christman (Chairman), Reiland, Shivaram and, until his retirement on May 16, 2024, Wagner. The Board believes that each member of the Governance/Nominating Committee satisfies the independence requirements of NASDAQ Rule 5605(e). The nominees for election to the Board at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Governance/Nominating Committee met three (3) times in 2024.

The Governance/Nominating Committee reviews director nominees proposed by stockholders. A stockholder who wishes to recommend one or more director nominees must provide a written recommendation to our Corporate Secretary, at Broadwind, Inc., 3240 South Central Avenue, Cicero, Illinois 60804. In order to recommend a nominee for director at an Annual Meeting pursuant to our Bylaws, our Corporate Secretary must receive the written nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (or, if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, the written nomination must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs).

Our Bylaws require that a notice of a recommendation must include (among other things):

●	with respect to the stockholder giving the notice:

●	the name and record address of such stockholder and any Stockholder Associated Person (as defined in the Bylaws);

●	the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or any such Stockholder Associated Person;

●

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or such Stockholder Associated Person with respect to any share of stock of the Company;

●

a description of all arrangements or understandings between such stockholder or such Stockholder Associated Person and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

●	a representation that such stockholder intends to appear in person or by proxy at the annual meeting of stockholders to nominate the persons named in its notice;

●

such other information relating to the stockholder and any such Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with a contested solicitation of proxies in which such stockholder or Stockholder Associated Person is a participant in a solicitation subject to Regulation 14 of the Exchange Act;

●

a representation whether the stockholder is being financed or indemnified by any third party for making this nomination and a reasonably detailed description of the source of funds to be used to fund the solicitation of votes in connection with the nomination;

●

a fully completed director’s questionnaire (which questionnaire shall be provided by the Secretary upon written request by the stockholder giving the notice by registered mail at least ten (10) days prior to the submission of the notice;

●

a representation and agreement (in the form provided by the Secretary upon written request by the stockholder giving the notice prior to submission of such notice), including that such person: (A) consents to be named in the proxy statement as a nominee, to serve as a director if elected, and to the public disclosure of the information provided pursuant to the Bylaws; (B) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (ii) any Voting Commitment that could interfere with such person’s fiduciary duties under applicable law; (C) will provide facts, statements and other information in all communications with the Company and its stockholders and beneficial owners that are and will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; (D) is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company that has not been disclosed to the Company; and (E) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable law, all applicable rules of the U.S. exchange upon which the Common Stock of the Company is listed and all applicable, publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and other guidelines of the Company (including a requirement to preserve and maintain the confidentiality of the Company’s material non-public information);

●

a representation that such stockholder intends to solicit proxies from stockholders representing at least 67% of the voting power of the shares entitled to vote on the election of directors, in accordance with Rule 14a-19 under the Exchange Act, and shall include a statement to that effect on the proxy statement or the form of proxy of such stockholder; and

●	such other information relating to the proposed nomination as the Company may reasonably request; and

●	with respect to the director nominee:

●	the name, age, business address, and residence address of such director nominee;

●	the principal occupation or employment of such director nominee;

●	the class or series and number of shares of our capital stock which are owned beneficially or of record by such director nominee; and

●

any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A, including, without limitation, Rule 14a-19 of the Exchange Act.

Such notice must be accompanied by (1) a written consent of each proposed director nominee being named as a nominee and to serve as a director if elected and (2) a representation that such stockholder has complied with such requirements of Rule 14a-19 under the Exchange Act. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in our Bylaws and as required by applicable law.

The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board; for developing and recommending to the Board our Principles of Corporate Governance; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

The Governance/Nominating Committee will consider candidates for the Board who are recommended by stockholders, directors, third party search firms engaged by us, and other sources. When selecting candidates for recommendation to the Board, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

●

independence standards, the presence of any material interests that could cause a conflict between our interests and the interests of the director nominee, and the director nominee’s ability to exercise his or her best business judgment in the interest of all our stockholders;

●	the director nominee’s willingness to adhere to our Code of Ethics;

●

the director nominee’s ability to devote sufficient time to the business of the Board and at least one of the standing committees of the Board, in light of the number of other boards on which the director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the director nominee;

●	the appropriate size and the diversity of the Board;

●

the knowledge, skills and experience of the director nominee, including experience in the industries in which we operate, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	the director nominee’s familiarity with domestic and international business matters;

●	legal and regulatory requirements that are applicable to us;

●	the director nominee’s experience with generally accepted accounting principles and other accounting rules and practices;

●	the director nominee’s ability to enhance the relationship of our business to the changing needs of society; and

●	the desire of the Board to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

In February 2015, the Board amended our Principles of Corporate Governance to establish a mandatory retirement age of 72 years old for directors, provided that the Board may choose to make an exception to this policy when it determines that doing so would be in the best interests of the Company and our stockholders.

The Governance/Nominating Committee believes in an expansive definition of diversity that includes differences of gender, ethnicity, sexual orientation and other underrepresented groups as well as experience, education and talents, among other things. The Broadwind, Inc. Governance/Nominating Committee Policies for Director Nominations and Stockholder Proposals is available on our website, www.bwen.com.

The NASDAQ diversity matrix is set forth below as required under the listing requirements of NASDAQ.

Board Diversity Matrix

Board Diversity Matrix (As of March 18, 2025)
Total Number of Directors - 6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	4
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

EXECUTIVE OFFICERS

The names and ages of our current executive officers and the positions held by each are as follows:

Name	Age	Position
Eric B. Blashford	60	President and Chief Executive Officer
Thomas A. Ciccone	50	Vice President and Chief Financial Officer
Daniel E. Schueller	62	President, Broadwind Heavy Fabrications, Inc.
Gilbert M. Mayo, Jr.	63	President, Broadwind Industrial Solutions, LLC

Eric B. Blashford has served as member of the Board and as our President and CEO since March 1, 2020. Prior to that, Mr. Blashford served as Chief Operating Officer of Broadwind from May 2018 to February 2020 and President of Broadwind Heavy Fabrications, Inc., formerly known as Broadwind Towers from October 2014 to May 2019. From January 2012 to October 2014, he served as President of a group of businesses owned by The Heico Companies, LLC, including Barko Hydraulics, LLC, Pettibone Traverse Lift, LLC, and Tiffin Parts, LLC, all of which are manufacturers of heavy duty off road vehicles (and parts) for the forestry, material handling, oil and gas, and construction industries. For the five years prior to joining Heico, Mr. Blashford served as President for a group of companies owned by The Scott Fetzer Co., servicing the truck equipment, electrical fittings, and industrial equipment markets. He started his career with Waltco Truck Equipment Company, where he served in various accounting and operational roles. Mr. Blashford holds a Bachelor of Science in Business Administration degree in Accounting from the University of Akron and a Master of Business Administration degree from Kent State University, and is a registered Certified Public Accountant (non-practicing) in the state of Ohio.

Thomas A. Ciccone has served as our Vice President and Chief Financial Officer since August 10, 2022. Prior to that Mr. Ciccone served as Vice President and Principal Accounting Officer since October 1, 2021, and as Corporate Controller, Assistant Treasurer and Assistant Secretary from July 2017 to September 2021. He joined Broadwind in 2008 as Accounting Manager, and has since held various corporate finance roles including Director of Finance and Manager of External Reporting. Prior to joining Broadwind, Mr. Ciccone began his career with Ernst & Young LLP and served in an audit/attestation role for five years. He also served as Controller at Assistive Technology Group, Inc. for five years. Mr. Ciccone is a Certified Public Accountant (non-practicing) in the state of Illinois and holds a Bachelor of Science in Accounting from the University of Illinois at Urbana-Champaign.

Daniel E. Schueller has served as President of Broadwind Heavy Fabrications, Inc. since May 2019. He served as President of Brad Foote Gear Works, Inc., a subsidiary of the Company specializing in custom gear manufacturing, from May 2016 to April 2019 and from April 2010 to March 2013. In the interim period, Mr. Schueller was Vice President of Parts and Service for Federal Signal Corporation (NYSE: FSS) and Vice President of Bronto Skylift Oy Ab (a subsidiary of Federal Signal Corporation) in Tampere, Finland, a manufacturer of truck mounted aerial equipment for fire protection and industrial applications. Prior to that position, he was Vice President/General Manager Parts and Service and Vice President/General Manager of Vactor Manufacturing Inc., a part of the Environmental Solutions Group of Federal Signal Corporation, from March 2003 to April 2010. Mr. Schueller previously held manufacturing positions at Tecumseh Engines and at Case New Holland. Mr. Schueller earned a Bachelor of Science Degree in Mechanical Engineering Technology from the Milwaukee School of Engineering, and a Master of Business Administration degree from St. Ambrose University. He currently serves on the Board of Directors of HCC Inc., a supplier of combine components to the agricultural industry, and was previously on the Advisory Board of the Illinois Manufacturing Excellence Center.

Gilbert M. Mayo has served as President of Broadwind Industrial Solutions, LLC (“BIS”) since September 2018.  Mr. Mayo was the General Manager, Heavy Fabrications, at Broadwind Towers from January 27, 2015 to October 1, 2017 until his appointment as President of BIS. Prior to joining Broadwind, Mr. Mayo spent over sixteen years in the Scott Fetzer Company, serving in various leadership roles, including President of the Halex Company, a leading national manufacturer of electrical fittings and accessories.  He held senior operations leadership positions in both the Fort James Company and Michelin Tire Corporation.  Mr. Mayo served as an officer in the United States Marine Corps for five years.  Mr. Mayo holds a Bachelor of Science degree from the United States Naval Academy, a Master of Arts degree from Webster University and a Master of Business Administration degree from Clemson University.

COMPENSATION DISCUSSION AND ANALYSIS

Business Summary

Broadwind is a precision manufacturer of structures, equipment and components for clean technology and other specialized applications. We provide technologically advanced high value products to customers with complex systems and stringent quality standards that operate in energy, mining and infrastructure sectors, primarily in the United States of America (the “U.S.”). Our capabilities include but are not limited to the following: heavy fabrications, welding, metal rolling, coatings, gear cutting and shaping, gearbox manufacturing and repair, heat treat, assembly, engineering and packaging solutions.

We were incorporated in 1996 in Nevada as Blackfoot Enterprises, Inc., and through a series of subsequent transactions, became Broadwind Energy, Inc., a Delaware corporation, in 2008. Through acquisitions in 2007 and 2008, we focused on expanding upon our core platform as a wind tower manufacturer, established our Gearing segment, and developed and broadened our industrial fabrications capabilities. In early 2017, we acquired Red Wolf Company, LLC, a kitter and assembler of industrial components primarily supporting the global gas turbine market. In 2020, we rebranded to Broadwind, Inc., a reflection of our diversification progress to date and our continued strategy to expand our product and customer diversification outside of wind energy. Effective with our 2020 rebranding, we renamed certain segments. Our Towers and Heavy Fabrications segment was renamed to Heavy Fabrications and our Process Systems segment was renamed to Industrial Solutions. Our Gearing segment name remained the same.

For a more detailed discussion of our business, please see Item 1, “Business”, of our Annual Report.

2024 Business Highlights

●

2024 was another profitable year for Broadwind as we generated $4.2 million of operating income on $143 million of revenue.  This revenue level was down when compared to 2023, as we slowed our tower production in our Abilene plant in response to customer demand and our Gearing business had reduced shipments to oil and gas customers.  Management partially offset the impact of the reduced revenue levels with targeted cost reduction actions. Our Industrial Solutions business continues to have solid results, and experienced record-high revenue, operating income and non-GAAP adjusted EBITDA levels.  2024 continued to benefit from the relatively strong backlog that we entered the year with; a result of the $175M tower order received late in 2022, as well as the positive impact derived from the advanced manufacturing production tax credits we earned associated with the Inflation Reduction Act of 2022.

●

From a commercial perspective, we experienced an increase in orders within each of our reporting segments in 2024. Most notable was within our Industrial solutions segment where we ended 2024 with record orders and backlog, as a result of the strong natural gas turbine market that they operate in.

●	We ended the year in a strong liquidity position with total cash and excess availability under the Company’s credit facility of nearly $33 million.

2024 Named Executive Officers (NEOs)

Our Named Executive Officers for 2024 are:

Name	Position
Eric B. Blashford	President and Chief Executive Officer
Thomas A. Ciccone	Vice President and Chief Financial Officer
Daniel E. Schueller	President, Broadwind Heavy Fabrications, Inc.

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to support the overall objective of maximizing long-term stockholder value by aligning the interests of our executive officers with the interests of our stockholders, and rewarding executive officers for achieving Company and strategic objectives as established by the Compensation Committee. The executive compensation program is also designed to provide compensation opportunities that attract and retain the services of talented and experienced leaders vital to our short and long-term success. This Compensation Discussion and Analysis provides a description of the material elements of our executive compensation practices for our executive officers. This description should be read in conjunction with the Summary Compensation Table and related compensation tables in this Proxy Statement.

How We Make Compensation Decisions

Pay for Performance Alignment

Our executive compensation program is intended to align the interests of our executive officers with those of our stockholders using performance based incentives. The Compensation Committee designed the executive compensation program so that variable pay elements (performance-based bonuses and long-term incentives) constitute a significant portion of the target compensation opportunity for each executive officer.

Corporate Governance Framework

The Compensation Committee engages in an ongoing review of our executive compensation program to ensure that it is designed to support our compensation policy and serve the interests of our stockholders. Following are highlights of our corporate governance framework, which the Compensation Committee believes reinforces our pay for performance philosophy:

●	Significant Compensation at Risk: Variable pay comprises a significant portion of our executive compensation.

●	No Excise Tax Gross-up Payments on Change in Control Benefits: Our executive compensation arrangements do not include excise tax gross-up payments in the event of a change in control.

●

Limited Perquisites and Other Benefits: We do not provide our executive officers with perquisites such as Company vehicles, club memberships, financial planning assistance, tax preparation or other benefits. We do not offer a service-based defined benefit pension plan to our employees.

●

Stock Ownership Guidelines:  We require our executive officers and directors to meet stock ownership guidelines (ranging from one to five times annual base salary in the case of executive officers and three times annual cash retainer fees in the case of directors). The stock ownership guidelines are described in more detail below in the section entitled “Stock Ownership Guidelines.

●	Insider Trading Policy: Our amended and restated Policy Statement on Inside Information and Securities Trading governs the purchase, sale and/or other disposition of our securities by our directors, officers and employees and is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations.

●

Anti-Hedging and Anti-Pledging Policies: We have adopted policies whereby directors, officers and certain other key employees are prohibited from entering into hedging transactions or similar arrangements with respect to our securities and may not pledge our securities as collateral for a loan.

●	Benchmarking Process: The Compensation Committee reviews the external marketplace and our peer group in order to factor in current competitive and best practices when making compensation decisions.

●

Clawback Policy: We amended our existing policy to be in compliance with Section 10D of the  Exchange Act and the NASDAQ requirements relevant thereto, pursuant to which the Company will, subject to limited exceptions, recover incentive compensation paid to covered individuals (including our executive officers) in cases where we have to prepare an accounting restatement which resulted in the payment of incentive compensation greater than what should have been paid based on the restated financial results or corrected metric.

●	Use of Independent Compensation Consultant: The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant.

Role of Compensation Consultant

Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. The Compensation Committee has engaged FW Cook, an independent compensation consultant, to advise the Compensation Committee on certain executive compensation matters, including with respect to benchmarking, compensation trends and retention practices. In 2024, FW Cook performed the following services for the Compensation Committee:

●

Provided the Compensation Committee with updates on current trends, regulatory developments and best practices in executive compensation, including insight regarding Pay Versus Performance as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K; and

●

Advised the Compensation Committee regarding various compensation design and reporting matters (with respect to both executive compensation and Board compensation), and attended four (4) Compensation Committee meetings held during the year.

Role of Senior Management in Compensation Decisions

The Board and the Compensation Committee make compensation decisions regarding our executive officers. However, in making executive compensation decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Board’s and the Compensation Committee’s activities in the following specific respects:

●

Our CEO reports to the Compensation Committee with respect to evaluation of the performance of other executive officers. Our CEO makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards. Our CEO is not present when the Compensation Committee deliberates and approves changes to his compensation.

●

Our CEO develops and recommends for consideration by the Compensation Committee performance objectives and targets for our incentive compensation programs. The Compensation Committee makes final determinations of performance objectives and targets.

Consideration of Prior Year Say-on-Pay Vote

In the Compensation Committee’s 2024 compensation setting process, the Compensation Committee considered the results of the votes cast on the “say-on-pay” proposal at our 2023 Annual Meeting of Stockholders and determined that our executive compensation philosophy, objectives and elements continue to be appropriate and align with stockholder interests. In 2024, the Company received an 85% vote in favor of the “say-on-pay” advisory proposal. Accordingly, the Compensation Committee did not make any changes to our 2024 executive compensation program in response to the “say-on-pay” vote.

Use of Peer Group

The Compensation Committee uses a customized peer group for benchmarking purposes. The peer group has been revised and/or updated periodically, following recommendations from the Compensation Committee’s independent compensation consultant. The Compensation Committee considered the appropriate peer group in February 2024 based on criteria that included industry classification, annual revenue, and market capitalization.. Following this review, the Compensation Committee approved the following peer group for 2024 executive compensation benchmarking purposes:

American Super Conductor	Graham Corporation	Perma-Pipe International Holdings, Inc.
Argan, Inc.	Hurco Companies, Inc.	Preformed Line Products Company
DMC Global Inc.	Natural Gas Services	Twin Disc, Incorporated
Eastern Company	Orion Energy System

Elements of Compensation

Overview

The Compensation Committee has implemented a formalized compensation structure for our executive officers that includes base salary, an annual incentive opportunity, and long-term incentives. In allocating compensation among these components, the Compensation Committee believes that each executive officer’s target compensation should include a significant performance based component. The Compensation Committee does not solely use a formulaic approach in determining the weighting of each component of total compensation. Rather, in setting each separate component of compensation, the Compensation Committee evaluates the total compensation package of each executive officer relative to market, peers and performance.

Components

Base Salary

We pay our executive officers fixed annual salaries, which provide a degree of financial stability and are intended to reflect the competitive marketplace, to attract and retain quality executive officers. The Compensation Committee reviews base salaries for all executive officers on an annual basis. In determining the base salary for each executive officer, the Compensation Committee assesses the responsibilities associated with the executive officer’s position, individual contributions and performance, skill set, prior experience, and the external market for the position. Although the median of peer group and other external market data is used as a benchmark to set base salaries for our executive officers, actual base salaries may be higher or lower than the median based on the factors set forth above.

Annual Incentive Opportunity

We provide our executive officers with short-term incentive compensation through our annual cash bonus program, the Executive Short-Term Incentive Program (the “STIP”). The STIP is designed to reward our executive officers for achieving pre-established performance goals. The Compensation Committee administers the STIP, including setting annual incentive goals for performance against both financial targets and key business objectives, and then assessing actual performance against those targets at the end of the incentive period. Under the STIP, each executive officer has an annual target bonus opportunity equal to a fixed percentage of base salary, which takes into account peer group market data and the unique skills and contributions of each individual. The STIP target percentage ranges from a minimum of 30% of base salary for certain executive officers, up to 75% of base salary in the case of Mr. Blashford. Actual STIP payouts may range from 0% to 150% of target depending on the level of performance achieved during the year. All payments under the STIP are subject to the discretion of the Compensation Committee.

Long-Term Incentives

We provide our executive officers with long-term incentive compensation through our Executive Long-Term Incentive Program (the “LTIP”), which is administered under the A&R 2015 EIP. The LTIP is designed as a long-term incentive vehicle to retain key executive officers, promote higher levels of Company stock ownership by executive officers, and encourage long-term planning by the senior leadership team. The LTIP is intended to deliver market competitive long-term incentive opportunities that encourage the behaviors and long-term perspective necessary for creating stockholder value. The Compensation Committee administers the LTIP, including setting long-term incentive goals based upon corporate performance and determining the threshold, target, and maximum payout levels for each plan year. Under the LTIP, each executive officer has a target bonus opportunity based on peer group market data and the unique skills and contributions of each individual. In recent years, the LTIP has generally been divided into two components: time-based Restricted Stock Units (RSUs) and performance-based RSUs or LTIP awards, the Company retains the right to pay out performance-based RSUs using any combination of cash or shares of Common Stock.

The chart below shows the targeted total compensation mix for Mr. Blashford, our CEO, for 2024:

2024 Compensation

Base Salary

Base salaries for executive officers are reviewed annually by the Compensation Committee, or when there is a significant change in responsibilities. Mr. Blashford’s annual base salary was not increased in 2024 and has remained at $440,003, since July  2023. For information regarding the Blashford Employment Agreement, please see the discussion entitled “Employment Agreement with CEO” in this Proxy Statement. The base salaries of Messrs. Schueller and Ciccone were not increased in 2024 and have remained at $273,025, and $238,050, respectively, since July 2023. The following table sets forth 2024 base salary information for our NEOs:

Executive Officer	Beginning Base Salary	Adjustment Date	New Base Salary
Eric B. Blashford	$440,003	No change	$440,003
Daniel E. Schueller	$273,025	No change	$273,025
Thomas A. Ciccone	$238,050	No change	$238,050

Annual Incentive Opportunity

2024 STIP Payout. STIP targets for 2024 were based 50% on earnings targets, 25% on revenue from a diverse set of customers and products (“Diverse Revenue”) and 25% on the effective management of working capital.  For the earnings target, the Compensation Committee selected Consolidated EBITDA as the most relevant measure of consolidated financial performance because it believes that it most comprehensively captures the management of revenue, margins, and cash expenses. STIP targets are set for each individual business unit and also for the Company based on consolidated financial performance.  Messrs. Blashford and Ciccone were compensated based on consolidated financial performance of the Company. Mr. Schueller’s STIP is based 50% on results for the Heavy Fabrications business unit segment and 50% on results for the consolidated financial performance of the Company.

The following table shows the threshold, target and maximum 2024 EBITDA targets established for purposes of determining 2024 STIP award payouts for our NEOs:

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2024 Consolidated EBITDA (Consolidated Broadwind)	$12,961,000	$16,351,000	$19,741,000
2024 EBITDA - Heavy Fabrications Segment	$9,659,000	$12,224,000	$14,788,000

For 2024, we reported Consolidated EBITDA of $13,325,000, which was above the threshold but below the target amount, resulting in a 55.4% payout for the consolidated financial performance component of the 2024 STIP for Messrs. Blashford and Ciccone.

For 2024, we reported EBITDA for the Heavy Fabrications segment of $11,936,000, which was above the threshold but below the target amount resulting in a 94.4% payout for the financial performance component of the 2024 STIP for Mr. Schueller;

The following table shows the threshold, target and maximum 2024 Diverse Revenue targets established for purposes of determining 2024 STIP award payouts for our NEOs:

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2024 Consolidated Diverse Revenue	$60,563,000	$71,251,000	$81,939,000
2024 Diverse Revenue - Heavy Fabrications Segment	$34,966,000	$41,136,000	$47,306,000

For 2024, we recorded Consolidated Diverse Revenue of $44,409,000, which was below the threshold amount resulting in a payout of 0.00% of target for this 25% component of the 2024 STIP for Messrs. Blashford and Ciccone.

For 2024, we recorded Diverse Revenue for the Heavy Fabrications segment of $23,481,000, an achievement below the threshold amount, resulting in a payout of 0.00% of target for this 25% component of the 2024 STIP for Mr. Schueller.

The following table shows the threshold, target and maximum 2024 targets for Cash Conversion Cycle (“CCC”), a STIP metric related to the effective management of working capital where lower is better. The CCC is calculated using as a 13-point month-end average of: (a) the number of days sales tied up in accounts receivable net of customer deposits; plus (b) the number of days cost of sales tied up in inventories; less (c) the number of days cost of sales financed by accounts payable. The introduction of the CCC target reflects the desire to increase management’s focus on improving the efficiency of the cash conversion process and thereby improve liquidity and reduce interest expense.

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2024 Avg. CCC (days) Consolidated	67	58	49
2024 Avg. CCC (days) - Heavy Fabrications Segment	30	26	22

In 2024, the 13-point CCC averaged 72 days for Consolidated, which was above the threshold amount, resulting in a 0.0% payout for the cash conversion component of the 2024 STIP for Messrs. Blashford and Ciccone.

In 2024, for Broadwind Heavy Fabrications, the 13-point CCC averaged 58 days, which was above the threshold amount resulting in a 0.0% payout for this 25% component of the 2024 STIP for Mr. Schueller.

Based on these factors, total 2024 STIP payouts to the NEOs were as follows:

Executive Officer	2024 STIP Payout
Eric B. Blashford	$91,359
Daniel E. Schueller	$40,887
Thomas A. Ciccone	$32,951

Long-Term Incentives

2022 LTIP Awards:

For the 2022 LTIP awards, the Compensation Committee again utilized a Performance Index (PI) for calculating performance based LTIP payouts.

The performance-based RSU awards are tied to our success at growing stockholder value over the three-year performance period ending December 31, 2024, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:       Is set annually by the Board to approximate EBITDA multiples for peers

Average Net Debt:    Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

The following table summarizes the awards granted in 2022 to the NEOs under the LTIP, as approved by the Compensation Committee at its February 2022 meeting.

Executive Officer	Targeted 2022 LTIP Value (% of Base Salary)	2022 LTIP Time-Based RSUs Granted	2022 LTIP Performance-Based RSUs Granted
Eric B. Blashford	75	59,766	$73,047
Daniel E. Schueller	40	19,680	24,053
Thomas A. Ciccone	50	11,813	14,438

The following represents the targets set for the 2022-2024 performance-based RSU grant award for the participants:

7.3X Multiple
	Threshold	Target	Max
Growth Assumption	5%	10%	15%

2021 Baseline		1.13
2022	1.19	1.24	1.30
2023	1.25	1.37	1.50
2024	1.31	1.51	1.72
Cumulative	3.74	4.12	4.52

The performance-based RSU award portion for the 2022 - 2024 LTIP grant achieved a 9.66 PI which results in 200% achievement for the performance-based RSU portion of the award.

2023 LTIP Awards

For the 2023 LTIP awards, the Compensation Committee again utilized a Performance Index (PI) for calculating performance based LTIP payouts.

The performance-based RSU awards are tied to our success at growing stockholder value over the three-year performance period ending December 31, 2025, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:       Is set annually by the Board to approximate EBITDA multiples for peers

Average Net Debt:    Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

The following table summarizes the awards granted in 2023 to the NEOs under the LTIP, as approved by the Compensation Committee at its February 2023 meeting.

Executive Officer	Targeted 2023 LTIP Value (% of Base Salary)	2023 LTIP Time-Based RSUs Granted	2023 LTIP Performance-Based RSUs Granted
Eric B. Blashford	75	35,423	43,295
Daniel E. Schueller	40	11,666	14,258
Thomas A. Ciccone	50	12,591	15,389

*2023 Grant issued at a floor basis of $4.11

2024 LTIP Awards

For the 2024 LTIP awards, the Compensation Committee again utilized a Performance Index (PI) for calculating performance based LTIP payouts.

The performance-based RSU awards are tied to our success at growing stockholder value over the three-year performance period ending December 31, 2026, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:       Is set annually by the Board to approximate EBITDA multiples for peers

Average Net Debt:    Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

The following table summarizes the awards granted in 2024 to the NEOs under the LTIP, as approved by the Compensation Committee at its February 2024 meeting.

Executive Officer	Targeted 2024 LTIP Value (% of Base Salary)	2024 LTIP Time-Based RSUs Granted	2024 LTIP Performance-Based RSUs Granted
Eric B. Blashford	75	54,596	66,728
Daniel E. Schueller	40	18,068	22,083
Thomas A. Ciccone	50	19,692	24,068

*2024 Grant issued at a floor basis of $2.72

2025 Compensation

Base Salary

Base salaries for executive officers are reviewed annually by the Compensation Committee, or when there is a significant change in responsibilities.  The following table sets forth the 2025 base salary information for our NEOs. Most increases to the NEOs’ base salaries were approved by the Compensation Committee as reflected below. The Compensation Committee reserves the right to make changes to the base salaries for the 2025 fiscal year.

Executive Officer	Current Base Salary
Eric B. Blashford	$455,000
Daniel E. Schueller	$279,851
Thomas A. Ciccone	$247,572

Annual Incentive Opportunity

2025 STIP Awards

The structure of the STIP program was unchanged in 2025.

Long-Term Incentive Opportunity

2025 LTIP Awards

The structure of the LTIP program was unchanged in 2025.

Other Compensation Practices and Policies

Severance and Change in Control Provisions

Our employment agreement with Mr. Blashford and our severance and non-competition agreements with our other named executive officers contain severance and change in control provisions. These are more fully described below under the heading “Potential Payments Upon Termination of Employment or Change in Control.” The severance provisions are intended to protect the executive officers from the loss of reasonably expected compensation and benefits (i) if we terminate the executive officer’s employment without cause or (ii) in the case of Mr. Blashford, if such employee terminates his employment for good reason. We provide severance benefits to recruit and retain executive officers, and we believe this benefit enhances our ability to attract and retain executive officers during challenging economic circumstances and in a competitive job market for executive talent. We believe the change in control provisions are aligned with the interests of our stockholders, enabling us to retain the executive officers in the event of a pending, threatened, or actual change in control. The provisions are also intended to provide our executive officers with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment.

Other Benefits

Our executive officers participate in our corporate-wide benefit programs and are provided benefits that are generally commensurate with the benefits provided to other full-time employees, which includes participation in our qualified defined contribution plan. We do not provide our executive officers with perquisites or other personal benefits such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Term life insurance is provided to Messrs. Blashford and Ciccone. These perquisites are disclosed in the “Details Behind All Other Compensation Column” table below.

Stock Ownership Guidelines

To further align the interests of our executive officers and directors with the interests of our stockholders, our executive officers and directors are subject to stock ownership guidelines. The required stock ownership levels are to be achieved within five years of first appointment or election as an executive officer or director, as applicable. The stock ownership guidelines require (i) each director to own a number of shares of our Common Stock having a value equal to three times the annual cash retainer fees earned in the immediately preceding calendar year, and (ii) each executive officer to own a number of shares of our Common Stock having a value equal to a multiple of the executive officer’s base salary then in effect, divided by the closing price of our Common Stock, as follows:

Position	Multiple of Base Salary
President and CEO	5 times
Chief Financial Officer	3 times
All Other Executive Officers	1 times

If an executive officer fails to satisfy the requirements of the stock ownership guidelines, the executive officer may have 25% of his or her annual incentive bonus paid solely in shares of our Common Stock until the executive officer owns the requisite number of shares. If a director fails to satisfy the requirements of the stock ownership guidelines, the director may have 25% of his or her director fees paid solely in shares of our Common Stock until the director owns the requisite number of shares. The Board has the authority and discretion to administer, interpret, amend or modify the stock ownership guidelines and to make all determinations that may be necessary or advisable in connection therewith (e.g., to take into account market volatility and instances of individual hardship).  All of our directors and executive officers are currently in compliance with our stock ownership guidelines.

Insider Trading

Under our Policy Statement on Inside Information and Securities Trading (the “Policy”), all “Designated Persons” (as defined in the Policy to include our directors, officers and certain other key employees or representatives), are prohibited from engaging in the purchase, sale and/or other disposition of our securities when in possession of material nonpublic information.

Policies on Hedging and Pledging

Under the Policy all Designated Persons, are also prohibited from entering into hedging or monetization transactions or similar arrangements with respect to our securities, including the purchase or sale of “puts” or “calls” or the use of any other derivative instruments. Additionally, under the Policy, Designated Persons (i) may not pledge our securities as collateral for a loan, and (ii) must obtain pre-clearance from a “Securities Trading Administrator” (as defined in the Policy) before engaging in any transaction involving our securities. The Company does not have a hedging or pledging policy that applies Company-wide to employees generally.

Clawback Policy

In August 2023, the Compensation Committee revised its existing Policy on Recoupment of Incentive-Based Compensation policy to be in compliance with Section 10D of the Exchange Act, and the NASDAQ requirements relevant thereto, pursuant to which the Company will, subject to limited exceptions, recover incentive compensation paid to covered individuals (including our executive officers) in cases where we have to prepare an accounting restatement which resulted in the payment of incentive compensation greater than what should have been paid based on the restated financial results or corrected metric.

Under the prior policy,  the Compensation Committee could, in its discretion and to the extent legally permitted, require the return, repayment or forfeiture of any annual or long-term incentive payment or award made or granted to any current or former executive officer during the 36-month period following the filing with the SEC of financial statements that are later the subject of a material negative restatement (a “Restatement”), if: (i) the payment or award was predicated upon achieving certain financial results that were subsequently the subject of the Restatement; (ii) the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement; and (iii) a lower payment or award would have been made to the executive officer based upon the restated financial results. In each such instance, the amount required to be returned, repaid, or forfeited shall be the amount by which the executive officer’s payment or award for the relevant period exceeded the lower payment or award that would have been made or granted based on the restated financial results.

In addition, under the prior policy, the Compensation Committee could, in its discretion and to the extent legally permitted, require the return or repayment of any profits realized by such executive officer on the sale of our securities received pursuant to any such award granted during such 36-month period following the filing with the SEC of financial statements that are later the subject of such a Restatement, if the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement.

Tax Deductibility of Executive Compensation

Section 162(m) of the IRC, as amended by the Tax Cuts and Jobs Act of 2017 (“Section 162(m)”), generally disallows a deduction for federal tax purposes to any publicly traded corporation for any remuneration in excess of $1,000,000 paid in any taxable year to its chief executive officer, chief financial officer, and up to three other executive officers who are among our five most highly compensated executive officers. While the Compensation Committee considers the deductibility of awards in determining executive compensation, it also believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining our key executive officers.

Report of the Compensation Committee of the Board of Directors on 2024 Executive Compensation

This report is submitted by the Compensation Committee of the Board. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in the Company’s Proxy Statement for its 2025 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2024.

Members of the Compensation Committee:
Cary B. Wood (Chairman)
Philip J. Christman
Sachin M. Shivaram
Jeanette A. Press

2024 Summary Compensation

The following table provides information regarding the compensation earned during the last two fiscal years by the following executive officers, whom we collectively refer to as our “named executive officers” or “NEOs” for purposes of this Proxy Statement.

SUMMARY COMPENSATION TABLE-2024

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Bonus	Awards (1)	Awards	Compensation	Compensation (2)	Total
Eric B. Blashford	2024	$440,003	$—	$330,001	$—	$91,359	$16,286	$877,649
President, Chief Executive Officer	2023	$435,357	$—	$323,137	$—	$441,860	$15,686	$1,216,040

Daniel E. Schueller	2024	$273,025	$—	$109,211	$—	$40,887	$11,121	$434,244
President, Broadwind Heavy Fabrications, Inc.	2023	$269,423	$—	$106,418	$—	$137,985	$10,977	$524,803

Thomas A. Ciccone	2024	$238,050	$—	$119,027	$—	$32,951	$10,994	$401,022
Vice President, Chief Financial Officer	2023	$233,715	$—	$114,858	$—	$158,137	$10,818	$517,528

1.

Represents the aggregate grant date fair value of all performance-based and time-based RSUs granted during the applicable year and calculated in accordance with ASC Topic 718 under our Equity Incentive Plan that was in effect at the time of grant, and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the awards are discussed in Note 15 to our consolidated financial statements included in our Annual Report.

2.	Please see the “Details Behind All Other Compensation Column” table below, a separate table provided for additional information regarding these amounts.

Details Behind All Other Compensation Column

The following table sets forth details concerning the information in the “All Other Compensation” column in the above 2024 Summary Compensation Table.

	Registrant
	Contributions	Life/
	to Defined	Disability	Post-
	Contribution	Insurance	Termination
Name	Plans (1)	Premiums (2)	Benefits	Other	Total
Eric B. Blashford	$13,800	$2,486	$—	$—	$16,286
Daniel E. Schueller	$10,921	$200	$—	$—	$11,121
Thomas A. Ciccone	$9,527	$1,467	$—	$—	$10,994

(1)	Represents the value of the 401(k) plan matching contributions made by the Company for 2024.

(2)	Represents the contributions by the Company to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

Outstanding Equity Awards At Year End 2024

The following table includes certain information with respect to the value of all unvested shares of restricted stock and RSUs previously awarded to the NEOs as of December 31, 2024. No NEOs held any unexercised options to purchase shares of Common Stock as of December 31, 2024.

		Stock Awards
				Equity Incentive	Equity Incentive
				Plan Awards:	Plan Awards:
		Number of	Market Value of	Number of Unearned	Market or Payout
		Shares or Units of	Shares or Units of	Shares, Units or	Value of Unearned Shares
		Stock That Have	Stock That Have	Other Rights That	Units or Other Rights
Name	Grant Date	Not Vested (1)	Not Vested (2)	Have Not Vested	That Have Not Vested
Eric B. Blashford	5/16/2024	54,596	$102,640	—	$—
	5/16/2024 (3)	—	$—	66,728	$125,449
	5/25/2023	23,616	$44,398	—	$—
	5/25/2023 (4)	—	$—	43,295	$81,395
	4/25/2022	19,922	$37,453	—	$—
	4/25/2022 (5)	—	$—	146,094	$274,657

Daniel E. Schueller	5/16/2024	18,068	$33,968	—	$—
	5/16/2024 (3)	—	$—	22,083	$41,516
	5/25/2023	7,778	$14,623	—	$—
	5/25/2023 (4)	—	$—	14,258	$26,805
	4/25/2022	6,560	$12,333	—	$—
	4/25/2022 (5)	—	$—	48,106	$90,439

Thomas A. Ciccone	5/16/2024	19,692	$37,021	—	$—
	5/16/2024 (3)	—	$—	24,068	$45,248
	5/25/2023	8,394	$15,781	—	$—
	5/25/2023 (4)	—	$—	15,389	$28,931
	4/25/2022	3,938	$7,403	—	$—
	4/25/2022 (5)	—	$—	28,876	$54,287

1.	Unless otherwise noted, these RSUs vest in one-third increments on each of the first through third year anniversaries of the date of grant, as provided in the applicable award agreement.

2.	The market value of shares or units of stock that have not vested reflects a stock price of $1.88, the closing market price of our Common Stock on December 31, 2024 (the final trading day of 2024).

3.	2024 LTIP performance-based RSUs vest in full in 3 years provided the performance metric is achieved, and as otherwise provided in the applicable award agreement.

4.	2023 LTIP performance-based RSUs vest in full in 3 years provided the performance metric is achieved, and as otherwise provided in the applicable award agreement.

5.	2022 LTIP performance-based RSUs vest in full in 3 years provided the performance metric is achieved, and as otherwise provided in the applicable award agreement.

Equity Award Grant Timing Practices

Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing and terms of grants of equity awards to our NEOs. Instead, the Company’s practice has been to grant equity awards on a predetermined schedule in accordance with the Compensation Committee’s annual compensation review cycle. The Company does not time the disclosure of material nonpublic information to affect the value of equity awards. During the year ended December 31, 2024, we did not grant any stock options or stock appreciation rights to our NEOs during any period beginning four business days prior and ending one business day after the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, any Quarterly Report on Form 10-Q, or the filing or furnishing of any Current Report on Form 8-K which disclosed material nonpublic information.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company for the fiscal years ended December 31, 2024, 2023 and 2022.

					Value of Initial
			Average Summary	Average	Fixed $100
	Summary		Compensation	Compensation	Investment Based
	Compensation	Compensation	Table for Non-	Actually Paid	on Company	Net
	Table Total	Actually paid	PEO Named	to Non-PEO Named	Total Shareholder	Income (Loss)
Year	per PEO (1)	to PEO (1)	Executive Officers (1)	Executive Officers (1)	Return	in 000's
2024	$877,649	$633,578	$417,633	$341,566	$23.71	$1,152
2023	$1,216,040	$1,332,023	$521,165	$553,000	$34.93	$7,649
2022	$779,715	$974,452	$352,586	$385,164	$22.57	$(9,730)

1.	Our CEO, Eric B. Blashford served as our principal executive officer (PEO) for each year reported. The Other NEO's are represented by Daniel E. Schueller and Thomas A. Ciccone for each year reported.

Compensation Actually Paid (CAP) is defined by the SEC to include not only actual take-home pay for the reported year, but also (i) the year-end value of equity awards granted during the reported year, and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year. To calculate CAP, the following amounts were deducted from and added to the executives’ “total compensation” as reported in the Summary Compensation Table (SCT):

			Minus	Plus	Plus (Minus)	Plus (Minus)	Plus (Minus)	Equals
						Change in Fair	Change in Fair
				Fair Value at Fiscal	Change in Fair	Value as of Vesting	Value as of Forfeit
				Year-End of	Value of	Date of Stock	Date of Stock
		Summary	Grant Date Fair	Outstanding and	Outstanding and	Awards Granted in	Awards Granted in
		Compensation	Value of Stock	Unvested Stock	Unvested Stock	Prior Years that	Prior Years that
		Table (SCT)	Awards Granted in	Awards Granted In	Awards Granted In	Vested During	Forfeited During
		Total	Fiscal Year	Fiscal Year	Prior Fiscal Years	Fiscal Year	Fiscal Year	CAP
	Year	$	$	$	$	$	$	$
PEO	2024	$877,649	$330,001	$228,089	$(142,293)	$134		$633,578
	2023	$1,216,040	$323,137	$218,049	$119,782	$162,564	$(61,275)	$1,332,023
	2022	$779,715	$235,079	$237,735	$158,214	$33,867		$974,452
Average Non-	2024	$417,633	$114,119	$78,876	$(42,190)	$1,366		$341,566
PEO NEOs	2023	$521,165	$110,638	$74,657	$31,896	$46,377	$(10,458)	$553,000
	2022	$352,586	$61,936	$62,636	$26,526	$5,352		$385,164

Potential Payments Upon Termination of Employment or Change in Control

Employment Agreement with CEO

In connection with the appointment of Mr. Blashford as our President and CEO, we entered into the Blashford Employment Agreement, which provides for the following compensation and benefits:

●	An initial annual salary of $400,000, subject to review and adjustment on an annual basis.

●	An annual target cash bonus of up to 75% of Mr. Blashford’s base salary, in the event we achieve certain performance targets.

●	Entitlement to participate in our Long Term Incentive Program, with a target annual equity grant equal to 75% of Mr. Blashford’s base salary.

●	A $1.5 million term life insurance policy.

●

If Mr. Blashford’s employment is terminated by us without “Cause” or by Mr. Blashford for “Good Reason” (each as defined in the Blashford Employment Agreement) before a change in control, severance benefits consisting of a lump-sum payment equal to 18 months of Mr. Blashford’s then-current base salary, any unpaid bonus for the immediately prior year based on actual performance, the pro-rata portion of Mr. Blashford’s target bonus earned for the year in which termination of employment occurs based on our actual performance, if determinable, or if the results are not determinable, then based on performance at the “target level”, and 18 months of COBRA premium payments.

●

If Mr. Blashford’s employment is terminated by us or a successor entity without “Cause” or by Mr. Blashford for “Good Reason” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to two years of Mr. Blashford’s then-current base salary, any unpaid bonus for the immediately prior year based on actual performance,  the pro-rata portion of Mr. Blashford’s target bonus earned for the year in which termination of employment occurs based on our actual performance, if determinable, or if the results are not determinable, then based on performance at the “target level”, 18 months of COBRA premium payments, and accelerated vesting of unvested options and restricted stock awards.

●	Death and disability benefits, including payment of the portion of Mr. Blashford’s target bonus earned for the year in which the termination occurs.

Mr. Blashford will be subject to 18-month non-solicitation and non-competition covenants following termination of employment, as well as confidentiality obligations.  For additional information regarding the Blashford Employment Agreement, please see the full text of the Blashford Employment Agreement filed on February 21, 2020 as Exhibit 10.1 to our Current Report on Form 8-K.

Severance and Non-Competition Agreements

We have severance and non-competition agreements with Messrs. Ciccone and Schueller, which include 12-month non-competition and non-solicitation obligations following termination of employment and provide for the following compensation and benefits:

●

Upon termination of the NEO’s employment for “Cause” (as defined in the agreement), unpaid but accrued base salary, unpaid benefits and any unpaid bonus earned in accordance with the then applicable bonus plan or program.

●

If the NEO’s employment is terminated by us without “Cause” prior to a change in control and the NEO has been employed by us for at least 12 months prior to the date of termination, severance benefits consisting of a lump-sum payment equal to twelve months of the NEO’s then-current base salary.

●

If the NEO’s employment is terminated by us or a successor entity without “Cause” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to 18 months of the NEO’s then-current base salary.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024 with respect to compensation plans under which shares of our common stock are authorized for issuance.

	(a)		(b)	(c)
Number of
securities
remaining
available
for future
	Number of securities		Weighted average	issuances
	to be issued upon		exercise price of	under equity
	exercise of		outstanding	compensation
	outstanding		options,	plans (excluding
	options, warrants		warrants and	securities reflected
Plan Category	and rights		rights	in column (a))
Equity compensation plans approved by stockholders	823,808	(1)	$2.96	895,406
Total	823,808		$2.96	895,406

(1)	Includes outstanding restricted stock awards pursuant to the A&R EIP Plan which has been approved by our stockholders.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Under the Audit Committee’s charter and applicable provisions of our Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered related party transactions pursuant to Item 404 of Regulation S-K and to assess whether such transactions meet applicable legal requirements. Directors and executive officers who believe that they may be related parties in transactions with us will inform the Board or the Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, any such transaction must be (a) approved or ratified in good faith by the Board or the Audit Committee by a majority vote of disinterested directors; (b) approved in good faith by a vote of stockholders sufficient for the purpose; or (c) fair to us at the time the transaction is approved or ratified. Additionally, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board or the Audit Committee in which the transaction was approved, or the related party’s vote was counted for such purpose, if the material facts as to the related party’s relationship or interest as to the transaction are disclosed or known to the Board or the Audit Committee or to our stockholders entitled to vote thereon. Since January 1, 2024, the Company has not had any related party transactions involving an amount in excess of the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years.

PROPOSALS TO BE VOTED UPON

ELECTION OF DIRECTORS

(Proposal No. 1)

General Information

Our Board currently consists of six (6) directors. Pursuant to a recommendation by the Governance/Nominating Committee, the Board has nominated six (6) directors for election at the Annual Meeting. In connection with the Annual Meeting, all of these nominees are current members of the Board: Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, and Cary B. Wood.

At the Annual Meeting, the Board will ask stockholders to vote on the election of six (6) directors, each to serve on our Board for a term of one (1) year or until his or her respective successor is duly elected and qualified. The Board unanimously recommends that stockholders vote “FOR” each of the director nominees named above.

If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. Each of Eric B. Blashford, Philip J. Christman, Jeanette A. Press, David P. Reiland, Sachin M. Shivaram, and Cary B. Wood has consented to being named in the Proxy Statement and to serve as a director if elected. If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR”

EACH OF THE NOMINEES TO THE BOARD

SET FORTH IN THIS PROPOSAL NO. 1

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal No. 2)

Section 14A of the Exchange Act requires us to give our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our NEOs. Accordingly, we are presenting this proposal, commonly known as a “Say-on-Pay” proposal, which gives our stockholders the opportunity to express their views on the compensation of our named executive officers by voting for or against the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and other related tables and disclosures set forth in such Proxy Statement.”

Stockholders are urged to read this Proxy Statement carefully and consider the various factors regarding compensation matters discussed therein.

Our executive compensation philosophy is specifically designed to:

●	Attract, motivate and retain talented and experienced leaders vital to our short- and long-term success;

●	Align the interests of executives with those of our stockholders by rewarding performance that enhances stockholder value; and

●	Include as part of overall compensation, a significant component of variable pay elements (performance-based bonuses and long-term incentives) to reflect pay for performance.

The Compensation Committee structures our executive compensation plans and programs in accordance with this philosophy, and the compensation paid to our NEOs reflects this philosophy.  Following the frequency of the say-on-pay advisory stockholder vote at the annual meeting of stockholders held May 23, 2023, the Board determined its current intention to include an advisory vote on the compensation of our NEOs in its Proxy Statement every year. This will provide stockholders an opportunity to provide annual feedback on the Company’s pay practices.

Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of this Say-on-Pay vote when evaluating our compensation philosophy, policies and practices.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT

RATIFICATION OF FOURTH AMENDMENT OF SECTION 382 RIGHTS PLAN

(Proposal No. 3)

The Board is asking stockholders to amend the Company’s Section 382 rights plan on the terms described herein.  The Section 382 rights plan was originally adopted on February 12, 2013 and approved by the stockholders at the Company’s 2013 Annual Meeting (the “Initial Rights Plan”), amended on February 5, 2016 and approved by the stockholders at the Company’s 2016 Annual Meeting (the “First Amendment”), amended on February 7, 2019 and approved by the stockholders at the Company’s 2019 Annual meeting (the “Second Amendment”) and amended on February 3, 2022 and approved by the stockholders at the Company’s 2022 Annual meeting (the “Third Amendment”). The Initial Rights Plan was adopted in an effort to protect stockholder value by preserving our ability to use our net operating losses, built-in losses and other tax benefits (collectively, the “NOLs”). The Initial Rights Plan had a term of three years and was extended an additional three years by each of the First Amendment, the Second Amendment and the Third Amendment, expiring on February 22, 2025.  On February 4, 2025, the Board entered into a Fourth Amendment to Section 382 Rights Agreement (the “Fourth Amendment”) with Equiniti Trust Company, formerly Wells Fargo, National Association (“Equiniti”), as rights agent, which proves for a three-year extension of the Initial Rights Plan upon expiration of the current term, modified the purchase price for each one one-thousandth of a share pursuant to the exercise of a right from $7.26 to $7.70, and incorporated certain other amendments thereto. The Initial Rights Plan, the First Amendment, Second Amendment, the Third Amendment and the Fourth Amendment are collectively referred to herein as the “Rights Plan.”  If the stockholders do not approve the Fourth Amendment, the Rights Plan will automatically expire subsequent to the Annual Meeting.

Background and Reasons for the Proposal

As of December 31, 2024, we estimate that we had approximately $295.2 million (before valuation allowances) of deferred tax assets generated by net operating losses, built-in losses and other tax benefits. The net operating losses do not fully expire for many years. For example, any federal net operating losses in 2024 would generally not expire until 2044. To the extent we have future taxable income, and until the net operating losses expire, they can be used to offset future taxable income, if any. In addition, net operating losses may generally be carried back two years to offset past taxable income.

Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce our income tax liability. However, we believe the NOLs are a valuable asset and that it is in our best interests to attempt to preserve their use by approving the Rights Plan.

Limitations on our ability to use the NOLs would arise if we undergo an “ownership change” under Section 382 of the Internal Revenue Code (“Section 382”). Calculating whether an “ownership change” has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. The amount by which our ownership may change in the future is uncertain.

The Tax Cuts and Jobs Act of 2017 (the “Tax Act”) generally adversely affected our ability to use NOLs and the benefits of the Rights Plan. Specifically, (i)  NOLs incurred in taxable years beginning after December 31, 2017 may no longer be carried back and (ii) NOLs incurred in taxable years beginning after December 31, 2017 may be carried over indefinitely, but the NOL carryover used in any year is limited 80% of the taxable income in the future taxable year (without regard to the amount of the carryover).

Section 382 Ownership Calculations

The benefit of the NOLs would be significantly reduced if we were to experience an “ownership change” as defined in Section 382. In order to determine whether an “ownership change” has occurred, we must compare the percentage of shares owned by each 5% stockholder immediately after the close of the testing date to the lowest percentage of shares owned by such 5% stockholder at any time during the testing period (which is generally a three-year rolling period). An “ownership change” occurs if the aggregate increase in ownership by all such 5% stockholders exceeds 50 percentage points.

For example, if a single investor acquired more than 50% of our shares in a three-year period, an “ownership change” would occur. Similarly, if ten persons, none of whom owned shares, each acquired slightly over 5% of our shares within a three-year period (so that such persons owned, in the aggregate, more than 50%), an “ownership change” would occur.

In the event of an “ownership change,” the annual limit pursuant to Section 382 (the “Section 382 Limitation”) is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the “ownership change” (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change” (currently 0% as of the Record Date). In calculating the Section 382 Limitation, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses.”

If we were to have taxable income in excess of the Section 382 Limitation following a Section 382 “ownership change,” we would not be able to offset tax on the excess income with the NOLs. Although any loss carryforwards not used as a result of any Section 382 Limitation generally would remain available to offset income in future years (again, subject to the Section 382 Limitation) until the NOLs expire, any subsequent “ownership change” could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and cause some of the NOLs to expire unused. Because the aggregate value of our outstanding shares and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict the Section 382 Limitation on our NOLs should an “ownership change” occur in the future. However, such limitation could be material.

In determining whether an “ownership change” has occurred, the rules of Section 382 are very complex, and are beyond the scope of this summary discussion. Some of the factors that must be considered in performing a Section 382 “ownership change” analysis include the following:

●

All holders who each own less than 5% of a company’s common shares are generally (but not always) collectively treated as a single 5% stockholder. Transactions in the public markets among stockholders who are not 5% stockholders are generally (but not always) treated as a single 5% stockholder.

●

There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as 5% stockholders. Certain constructive ownership rules, which generally attribute ownership of shares owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of share ownership of a particular stockholder. Ownership of shares is generally attributed to both their ultimate beneficial owner as well as to “first tier” and “higher tier” entities, including trusts, corporations, partnerships or other entities.

●

Acquisitions by a person which cause that person to become a 5% stockholder generally result in a five percentage (or more) point change in ownership, regardless of the size of the final purchase that caused the threshold to be exceeded.

●	Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an “ownership change.”

●

The redemption or buyback of shares by an issuer will increase the ownership of any 5% stockholders (including groups of stockholders treated as a single stockholder) and can contribute to an “ownership change.” In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a 5% stockholder, resulting in a five percentage (or more) point change in ownership.

Description of the Rights Plan

The following description of the Rights Plan is qualified in its entirety by reference to the text of the Fourth Amendment, the Third Amendment, the Second Amendment, the First Amendment and the Initial Rights Plan, which are attached to this Proxy Statement as Appendix A, Appendix B, Appendix C, Appendix D, and Appendix E, respectively. We urge you to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

The Rights Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of our outstanding common shares within the meaning of Section 382 and the Treasury Regulations promulgated thereunder (an “Acquiring Person”) without the approval of the Board. Stockholders who beneficially owned 4.9% or more of our outstanding common shares as of the close of business on February 12, 2013 are not an “Acquiring Person” so long as they do not acquire any additional common shares at a time when they still beneficially own 4.9% or more of our common shares. In addition, the Board may, in its sole discretion, exempt any other person or group from being deemed an Acquiring Person for purposes of the Rights Plan, or exempt any transaction as an exempted transaction for purposes of the Rights Plan.

Amendments to Initial Rights Plan, the First Amendment, the Second Amendment and the Third Amendment

The Fourth Amendment to the Initial Rights Plan, as amended by the First Amendment, the Second Amendment and the Third Amendment (i) increased the purchase price for each one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $0.001 per share, from $7.26 to $7.70 (the “Purchase Price”) and (ii) extended the final expiration date of the Initial Rights Plan from February 22, 2025 to February 22, 2028. The increase in the purchase price of the rights was based upon a valuation by B. Riley Advisory & Valuation Services, LLC dba B. Riley Advisory Services of the long term trading value of the Company’s common shares. The Fourth Amendment provides that the Rights will no longer be exercisable if the Company’s stockholders do not approve the Fourth Amendment at the Company’s 2025 Annual Meeting of Stockholders.

The Rights.     The Board previously authorized the issuance of one right per outstanding common share payable to our stockholders of record as of February 22, 2013. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would represent the right to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), for a purchase price of $7.70 per right.  If issued, each fractional share of Series A Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one common share. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.

Initial Exercisability.     The rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person or such earlier date as the Board becomes aware that there is an Acquiring Person and (ii) ten business days (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. We refer to the date that the rights become exercisable as the “Distribution Date.”

Until the Distribution Date, our common share certificates or the ownership statements issued with respect to uncertificated common shares will evidence the rights and will contain a notation to that effect. Any transfer of common shares prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, separate rights certificates will be issued and the rights may be transferred apart from the transfer of the underlying common shares, unless and until the Board has determined to effect an exchange pursuant to the Rights Plan (as described below).

Flip-In Event.     In the event that a person becomes an Acquiring Person, each holder of a right, other than rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, a number of common shares having a market value of two times the Purchase Price. However, rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the rights are no longer redeemable by us (as described below).

Exempted Persons and Exempted Transactions.     The Board recognizes that there may be instances when an acquisition of our common shares that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to us. Accordingly, the Rights Plan grants discretion to the Board to designate a person as an “Exempted Person” or to designate a transaction involving our common shares as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person. The Board may revoke an “Exempted Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to us.

Redemption.     At any time until ten calendar days following the first date of a public announcement that a person has become an Acquiring Person or such earlier date as a majority of the Board becomes aware of the existence of an Acquiring Person, the Board may redeem the rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Exchange.     At any time after a person becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding common shares, the Board may exchange the rights (other than rights that have become void), in whole or in part, at an exchange ratio of one common share, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment). Immediately upon an exchange of any rights, the right to exercise such rights will terminate and the only right of the holders of rights will be to receive the number of common shares (or fractional share of Series A Preferred Stock or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) equal to the number of such rights held by such holder multiplied by the exchange ratio.

Expiration.     The rights and the Rights Plan will expire on the earliest of the following:

●	the close of business on February 22, 2028;

●	the time at which the rights are redeemed;

●	the time at which the rights are exchanged;

●

the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Plan is no longer necessary or desirable for the preservation of certain tax benefits;

●	the close of business on the first day of a taxable year of the Company to which the Board determines that certain tax benefits may not be carried forward; and

●

the close of business on the first business day following the date on which the Inspector of Election for the Annual Meeting certifies that the vote on the amendment of the Rights Plan at the Annual Meeting reflects that stockholder approval has not been received.

Anti-Dilution Provisions.     The Board may adjust the Purchase Price of the Series A Preferred Stock, the number of shares of Series A Preferred Stock issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Stock or of our common shares. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments.     For so long as the rights are redeemable, the Board may supplement or amend any provision of the Rights Plan in any respect without the approval of the holders of the rights. From and after the time there is an Acquiring Person, no amendment can adversely affect the interests of the holders of the rights.

Certain Considerations Relating to the Rights Plan

The Board believes that attempting to protect the NOLs described above is in our and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Rights Plan is approved. You should consider the factors below when making your decision.

Future Use and Amount of the NOLs is Uncertain.     Our use of the NOLs depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.

Potential Challenge to the NOLs.     The amount of the NOLs has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the NOLs even if the Rights Plan is in place.

Continued Risk of Ownership Change.     Although the Rights Plan is intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of shares by stockholders holding 5% or more of our outstanding common shares, over which we have no control, and new issuances of shares by us, should we choose to do so.

Potential Effects on Liquidity.     The Rights Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our common shares in excess of the specified limitations. A stockholder’s ability to dispose of our common shares may be limited if the Rights Plan reduces the number of persons willing to acquire our common shares or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common shares and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

Potential Impact on Value.     The Rights Plan could negatively impact the value of our common shares by deterring persons or groups of persons from acquiring our common shares, including in acquisitions for which some stockholders might receive a premium above market value.

Anti-Takeover Effect.     The Board adopted the Rights Plan to diminish the risk that our ability to use the NOLs to reduce potential federal income tax obligations becomes limited. Nonetheless, the Rights Plan may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of our common shares or, in the case of a person or group of persons that already own 4.9% or more of our common shares, from acquiring any additional common shares. The Rights Plan could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE FOURTH AMENDMENT TO THE INITIAL RIGHTS PLAN, TO PRESERVE BROADWIND’S SUBSTANTIAL AMOUNT OF NET OPERATING LOSS CARRY FORWARDS AND OTHER TAX BENEFITS AS SET FORTH IN THIS PROXY STATEMENT.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 4)

Representatives of our independent registered public accounting firm are expected to be available at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RSM, our independent registered public accounting firm, provides services in connection with the audit of our financial statements, assistance with our Annual Report submitted to the SEC on Form 10-K and filed with the SEC, and consultation on matters relating to accounting and financial reporting.

Audit Fees

The following table sets forth the approximate fees billed by RSM for 2023 and 2024:

	2023	2024
Audit Fees	$482,500	$491,500
Audit Related Fees	$47,495	$19,927
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$529,995	$511,427

Audit Fees consist of fees billed for the audit of our year-end financial statements, review of financial statements included in our Quarterly Reports and our Current Reports, as well as review of correspondence with the SEC and advisory services in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

Audit Related Fees consist of fees billed for attest services related to Common Stock offering as well as all out-of-pocket expenses.

The Audit Committee has considered whether provision of the above audit related services is compatible with maintaining the registered public accounting firm’s independence and has determined that such services are compatible with maintaining the registered public accounting firm’s independence.

Pre-Approval of Audit Fees

Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent auditors. When assessing requests for pre-approval, the Audit Committee will consider whether the provision of such services is consistent with maintaining the independent auditors’ independence. The Audit Committee pre-approved all audit and permitted non-audit services performed for us in 2023 and 2024.

BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE COMPANY FOR 2025

OTHER MATTERS

Multiple Stockholders Sharing the Same Address—“Householding”

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

At this time, one or more brokers, banks and/or other nominees with accountholders who are Company stockholders will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker, bank and/or other nominee that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Broadwind, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, Illinois 60804, or you may request a copy by telephone at 708-780-4800. Upon such a request, we will promptly deliver a separate copy of the Proxy Statement to you. If your broker, bank and/or other nominee is not currently householding (i.e., you received multiple copies of our Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker, bank and/or other nominee.

Stockholder Proposals and Nominations

Any appropriate proposal submitted by a Company stockholder and intended to be included in our Proxy Statement for the 2026 Annual Meeting of Stockholders must be received by us at our principal executive offices no later than December 3, 2025. Any such proposal must comply with the proxy rules of the SEC, including Rule 14a-8, and our Bylaws and be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Also, a board nomination or a stockholder proposal intended to be presented at the 2026 Annual Meeting of Stockholders but not included in our Proxy Statement and proxy must be received by us no earlier than January 15, 2026, and no later than February 14, 2026, provided, however, that in the event that the 2026 Annual Meeting of Stockholders is called for a date that is not within 30 days before or after the anniversary date of the Annual Meeting, such nomination or proposal must be received by us no later than the 10th day following the day on which the notice of the date of the 2026 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2026 Annual Meeting of Stockholders was made, whichever first occurs. Any nomination must comply with these requirements, as set forth our Bylaws.

In addition to complying with our Bylaws, as set forth immediately above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must set forth the information required by Rule 14a-19 under the Exchange Act when providing notice to the Company. Such a notice in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 must be received by us no later than February 14, 2026, provided, however that in the event the 2026 Annual Meeting of Stockholders is called for a date that is not within 30 days before or after the anniversary date of the 2025 Annual Meeting, such notice must be received by us no later than the 10th day following the day on which the notice of the date of the 2025 Annual Meeting of Stockholders was mailed or public disclosure of the date of the 2026 Annual Meeting of Stockholders was made, whichever first occurs.

To be properly brought before an annual meeting, our Bylaws require that any such proposal state:

●	a brief description of the business to be brought before the Annual Meeting;

●	the name and record address of such stockholder and any Stockholder Associated Person, if any, on whose behalf the proposal is made;

●	the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder or any such Stockholder Associated Person;

●

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or Stockholder Associated Person with respect to any share of stock of the Corporation (which information shall be updated by such stockholder and such Stockholder Associated Person, if any, in accordance with Section 1.16 of our Bylaws);

●

a reasonably detailed description of all arrangements or understandings between such stockholder or such Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder or such Stockholder Associated Person in such business;

●

a representation whether the stockholder is being financed or indemnified by any third party for making this proposal and a reasonably detailed description of the source of funds to be used to fund the solicitation of votes in connection with the proposed business;

●	a representation that such stockholder or such Stockholder Associated Person intends to appear in person or by proxy at the annual meeting to bring such business before the meeting;

●

such other information relating to the stockholder proposing such business and any such Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with a contested solicitation of proxies in which such stockholder or Stockholder Associated Person is a participant in a solicitation subject to Regulation 14 of the Exchange Act; and

●	such other information relating to the proposed business as the Corporation may reasonably request to determine whether such proposed business is a proper matter for stockholder action.

Any nominations received from stockholders must be in full compliance with applicable laws and with our Bylaws.

Any such proposal should be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Dated: April 2, 2025

Cicero, Illinois

APPENDIX A

FOURTH AMENDMENT TO SECTION 382 RIGHTS AGREEMENT

THIS FOURTH AMENDMENT TO SECTION 382 RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of February 4, 2025, by and between Broadwind, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, formerly Wells Fargo, National Association, as rights agent (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of February 12, 2013, which was subsequently amended pursuant to a First Amendment to Section 382 Rights Agreement dated as of February 5, 2016, a Second Amendment to Section 382 Rights Agreement dated as of February 7, 2019, and a Third Amendment to Section 382 Rights Agreement dated as of February 3, 2022 (as amended, the “Agreement”);

WHEREAS, Section 27 of the Agreement provides, among other things, that, prior to the Stock Acquisition Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Stock Acquisition Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Amendment:

1.         Section 7 of the Agreement is hereby amended as follows:

(a)       Clause (a)(i) shall be removed and replaced with the following:

(i) the Close of Business on February 22, 2028 (the “Final Expiration Date”),

(b)       Clause (a)(vi) shall be removed and replaced with the following:

(vi) the Close of Business on the first Business Day following the date on which the Inspector of Election for the Company’s 2025 Annual Meeting of Stockholders certifies that the vote on the amendment to this Agreement dated as of February 4, 2025 at such meeting (with the required vote for such approval to be described in the Company’s proxy statement relating to such Annual Meeting) reflects that stockholder approval of such amendment has not been received (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

A-1

(c)       Clause (b) shall be removed and replaced with the following:

The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be $7.70, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

 2.        Exhibit B to the Agreement is hereby amended as follows:

(a)       The reference to “FEBRUARY 22, 2025” on page B-1 shall be removed and replaced with “FEBRUARY 22, 2028.”

3.         Exhibit C to the Agreement is hereby amended as follows:

(a)       The second sentence of Exhibit C shall be removed and replaced with the following:

Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $7.70 per right, subject to adjustment.

(b)       The first bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

 •          the close of business on February 22, 2028;

(c)        The last bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

 •          the close of business on the first business day following the date on which the Inspector of Election for Broadwind’s 2025 Annual Meeting of Stockholders certifies that the vote on the amendment, dated as of February 4, 2025, to the Section 382 Rights Agreement at such meeting reflects that stockholder approval has not been received.

(d)       The thirteenth paragraph of Exhibit C shall be removed and replaced with the following:

For example, at an exercise price of $7.70 per right, each right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $15.40 worth of common stock (or other consideration, as noted above) for $7.70. Assuming that the common stock had a per share value of $3.85 at that time, the holder of each valid right would be entitled to purchase four shares of common stock for $15.40.

4.         This Amendment is effective as of the date first set forth above.

5.         Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

6.         This Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument.  A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

7.         Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

* * * * *

A-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Attest:		BROADWIND, INC.

By:	/s/ Thomas A. Ciccone	By:	/s/ Eric B. Blashford
	Thomas A. Ciccone		Eric B. Blashford
	Vice President & Chief Financial Officer		President & Chief Executive Officer

Attest:			EQUINITI TRUST COMPANY

By:	/s/	Jennifer Leno	By:	/s/	Martin J. Knapp
	Name:	Jennifer Leno		Name:	Martin J. Knapp
	Title:	Vice President		Title:	SVP, Relationship Director

A-3

APPENDIX B

THIRD AMENDMENT TO SECTION 382 RIGHTS AGREEMENT

THIS THIRD AMENDMENT TO SECTION 382 RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of February 3, 2022, by and between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, formerly Wells Fargo, National Association, as rights agent (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of February 12, 2013, which was subsequently amended pursuant to a First Amendment to Section 382 Rights Agreement dated as of February 5, 2016 and a Second Amendment to Section 382 Rights Agreement dated as of February 7, 2019 (as amended, the “Agreement”);

WHEREAS, Section 27 of the Agreement provides, among other things, that, prior to the Stock Acquisition Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Stock Acquisition Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Amendment:

1.         The introductory paragraph of the Agreement is hereby amended as follows:

This SECTION 382 RIGHTS AGREEMENT, dated as of February 12, 2013 (this “Agreement”), by and between Broadwind, Inc., a Delaware corporation (the “Company”) and Equiniti Trust Company, formerly Wells Fargo, National Association (the “Rights Agent”).

2.  Section 7 of the Agreement is hereby amended as follows:

(a)        Clause (a)(i) shall be removed and replaced with the following:

(i) the Close of Business on February 22, 2025 (the “Final Expiration Date”),

(b)       Clause (a)(vi) shall be removed and replaced with the following:

(vi) the Close of Business on the first Business Day following the date on which the Inspector of Election for the Company’s 2022 Annual Meeting of Stockholders certifies that the vote on the amendment to this Agreement dated as of February 3, 2022 at such meeting (with the required vote for such approval to be described in the Company’s proxy statement relating to such Annual Meeting) reflects that stockholder approval of such amendment has not been received (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

B-1

(c)        Clause (b) shall be removed and replaced with the following:

The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall be $7.26, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

3. Exhibit B to the Agreement is hereby amended as follows:

(a)       All references to “Broadwind Energy, Inc.” shall be removed and replaced with “Broadwind, Inc.”

(b)       The reference to “FEBRUARY 22, 2022” on page B-1 shall be removed and replaced with “FEBRUARY 22, 2025.”

4.         Exhibit C to the Agreement is hereby amended as follows:

(a)       The first sentence of Exhibit C shall be removed and replaced with the following:

On February 12, 2013, the board of directors of Broadwind, Inc. (“Broadwind”) adopted a Section 382 stockholders rights plan and declared a dividend distribution of one right for each outstanding share of our common stock to stockholders of record at the Close of Business on February 22, 2013.

(b)       The second sentence of Exhibit C shall be removed and replaced with the following:

Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $7.26 per right, subject to adjustment.

(c)       The first bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

 •         the close of business on February 22, 2025;

(d)       The last bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

 •         the close of business on the first business day following the date on which the Inspector of Election for Broadwind’s 2022 Annual Meeting of Stockholders certifies that the vote on the amendment, dated as of February 3, 2022, to the Section 382 Rights Agreement at such meeting reflects that stockholder approval has not been received.

(e)       The thirteenth paragraph of Exhibit C shall be removed and replaced with the following:

B-2

For example, at an exercise price of $7.26 per right, each right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $14.52 worth of common stock (or other consideration, as noted above) for $7.26. Assuming that the common stock had a per share value of $3.63 at that time, the holder of each valid right would be entitled to purchase four shares of common stock for $14.52.

5.        This Amendment is effective as of the date first set forth above.

6.        Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

7.        This Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument.  A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

8.        Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

* * * * *

B-3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Attest:		BROADWIND, INC.

By:	/s/ Thomas A. Ciccone	By:	/s/ Eric B. Blashford
	Thomas A. Ciccone		Eric B. Blashford
	Vice President		President & Chief Executive Officer

Attest:			EQUINITI TRUST COMPANY

By:	/s/	Martin Knapp	By:	/s/	Angela M. Stewart
	Name:	Martin Knapp		Name:	Angela M. Stewart
	Title:	Senior Vice President		Title:	Assistant Vice President

B-4

 APPENDIX C

SECOND AMENDMENT TO SECTION 382 RIGHTS AGREEMENT

THIS SECOND AMENDMENT TO SECTION 382 RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of February 7, 2019, by and between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, formerly Wells Fargo, National Association, as rights agent (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of February 12, 2013, which was subsequently amended pursuant to a First Amendment to Section 382 Rights Agreement dated as of February 5, 2016 (as amended, the “Agreement”);

WHEREAS, Section 27 of the Agreement provides, among other things, that, prior to the Stock Acquisition Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Stock Acquisition Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Amendment:

1.         Section 7 of the Agreement is hereby amended as follows:

(a)       Clause (a)(i) shall be removed and replaced with the following:

(i) the Close of Business on February 22, 2022 (the “Final Expiration Date”),

(b)       Clause (a)(vi) shall be removed and replaced with the following:

(vi) the Close of Business on the first Business Day following the date on which the Inspector of Election for the Company’s 2019 Annual Meeting of Stockholders certifies that the vote on the amendment to this Agreement dated as of February 7, 2019 at such meeting (with the required vote for such approval to be described in the Company’s proxy statement relating to such Annual Meeting) reflects that stockholder approval of such amendment has not been received (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

(c)        Clause (b) shall be removed and replaced with the following:

The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $4.25, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

C-1

2.         Exhibit B to the Agreement is hereby amended as follows:

(a)       The reference to “FEBRUARY 22, 2019” on page B-1 shall be removed and replaced with “FEBRUARY 22, 2022.”

3.         Exhibit C to the Agreement is hereby amended as follows:

(a)       The second sentence of Exhibit C shall be removed and replaced with the following:

Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $4.25 per right, subject to adjustment.

(b)       The first bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

 •          the close of business on February 22, 2022;

(c)        The last bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

 •          the close of business on the first business day following the date on which the Inspector of Election for Broadwind’s 2019 Annual Meeting of Stockholders certifies that the vote on the amendment, dated as of February 7, 2019, to the Section 382 Rights Agreement at such meeting reflects that stockholder approval has not been received.

(d)       The thirteenth paragraph of Exhibit C shall be removed and replaced with the following:

For example, at an exercise price of $4.25 per right, each right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $8.50 worth of common stock (or other consideration, as noted above) for $4.25. Assuming that the common stock had a per share value of $2.125 at that time, the holder of each valid right would be entitled to purchase four shares of common stock for $4.25.

4.         This Amendment is effective as of the date first set forth above.

5.         Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

6.         This Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument.  A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

7.         Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

* * * * *

C-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Attest:			EQUINITI TRUST COMPANY

By:	/s/	Jason L. Bonfigt	By:	/s/	Stephanie K. Kushner
	Jason L. Bonfigt			Stephanie K. Kushner
	Vice President & Chief Financial Officer			President & Chief Executive Officer

Attest:			EQUINITI TRUST COMPANY

By:	/s/	Matthew D. Paseka	By:	/s/	Susan J. Roeder
	Name:	Matthew D. Paseka		Name:	Susan J. Roeder
	Title:	Vice President		Title:	Assistant Secretary

C-3

APPENDIX D

FIRST AMENDMENT TO SECTION 382 RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO SECTION 382 RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of February 5, 2016, by and between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Wells Fargo, National Association, as rights agent (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of February 12, 2013 (the “Agreement”);

WHEREAS,  Section 27 of the Agreement provides, among other things, that, prior to the Stock Acquisition Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Stock Acquisition Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Amendment:

1. Section 7 of the Agreement is hereby amended as follows:

(a) Clause (a)(i) shall be removed and replaced with the following:

(i) the Close of Business on February 22, 2019 (the “Final Expiration Date”),

(b) Clause (a)(vi) shall be removed and replaced with the following:

(vi) the Close of Business on the first Business Day following the date on which the Inspector of Election for the Company’s 2016 Annual Meeting of Stockholders certifies that the vote on the amendment to this Agreement dated as of February 5, 2016 at such meeting (with the required vote for such approval to be described in the Company’s proxy statement relating to such Annual Meeting) reflects that stockholder approval of such amendment has not been received (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

(c) Clause (b) shall be removed and replaced with the following:

The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $9.81, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

2. Exhibit B to the Agreement is hereby amended as follows:

(a)    The reference to “FEBRUARY 22, 2016” on page B-1 shall be removed and replaced with “FEBRUARY 22, 2019.”

(b)    The first sentence on page B-2 shall be removed and replaced with the following:

This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of February 12, 2013 (as amended from time to time, the “Rights Agreement”), between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Wells  Fargo, National Association (the “Rights Agent”), to purchase from the Company at any time prior to the Expiration Date (as defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $_____ per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed.

3. Exhibit C to the Agreement is hereby amended as follows:

(a)The second sentence of Exhibit C shall be removed and replaced with the following:

Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $9.81 per right, subject to adjustment.

(b)    The first bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

•    the close of business on February 22, 2019;

(c)    The last bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

•    the close of business on the first business day following the date on which the Inspector of Election for Broadwind’s 2016 Annual Meeting of Stockholders certifies that the vote on the amendment, dated as of February 5, 2016, to the Section 382 Rights Agreement at such meeting reflects that stockholder approval has not been received.

(d)The thirteenth paragraph of Exhibit C shall be removed and replaced with the following:

For example, at an exercise price of $9.81 per right, each right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $19.62 worth of common stock (or other consideration, as noted above) for $9.81. Assuming that the common stock had a per share value of $2.45 at that time, the holder of each valid right would be entitled to purchase eight shares of common stock for $9.81.

4. This Amendment is effective as of the date first set forth above.

5. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

6. This Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument.  A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

7. Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Attest: BROADWIND ENERGY, INC.

By:	/s/ David W. Fell	By: /s/ Stephanie K. Kushner

	David W. Fell	Stephanie K. Kushner

	Secretary	Interim President & Chief Executive Officer

Attest: WELLS FARGO, NATIONAL ASSOCIATION

By:	/s/ Martin J. Knapp	By: /s/ Andrea Severson

	Name: Martin J. Knapp	Name: Andrea Severson

	Title: Vice President	Title: AVP – Client Services

APPENDIX E

BROADWIND ENERGY, INC.

and

WELLS FARGO, NATIONAL ASSOCIATION

as Rights Agent,

Section 382 Rights Agreement Dated as of February 12, 2013

Table of Contents (continued)

Exhibit A	-	Form of Certificate of Designation
Exhibit B	-	Form of Rights Certificate
Exhibit C	-	Summary of Rights to Purchase Preferred Stock

SECTION 382 RIGHTS AGREEMENT

This SECTION 382 RIGHTS AGREEMENT, dated as of February 12, 2013 (this “Agreement”), by and between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated net operating losses for United States federal income tax purposes (“NOLs”) and certain other tax benefits, such NOLs and certain other tax benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits; and

WHEREAS, on February 12, 2013 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on February 22, 2013 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p)) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) or, in certain circumstances provided in Section 22, after the Distribution Date;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock (which shall include any other interest that would be treated as “stock” of the Company for purposes of Section 382) then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (v) any Grandfathered Person, or (vi) any Exempted Person; unless and until such time as such Person (together with all Affiliates and Associates of such Person) acquires the Beneficial Ownership of any additional Common Stock.  Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 4.9% or more of the shares of Common Stock then outstanding; provided, however, that if a Person, other than those Persons excepted in clauses (i), (ii), (iii), (iv), (v) or (vi) of the preceding sentence shall become the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of purchases of Common Stock by the Company and shall, after such purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person.” In addition, the Board of Directors may, in its sole discretion, determine that any Exempted Person shall no longer be deemed to be an “Exempted Person” for any purposes of this Agreement at which time such Person shall be deemed to be an Acquiring Person.  Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this paragraph) has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this paragraph), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement and shall also include, with respect to any Person, any other Person whose Common Stock (or other interest that would be treated as “stock” of the Company for purposes of Section 382) would be deemed constructively owned by such first Person for purposes of Section 382, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 and the Treasury Regulations thereunder.

“Agreement” has the meaning set forth in the preamble.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities that such Person directly owns, that such Person is deemed to constructively own under Section 382 and the Treasury Regulations thereunder (including pursuant to the “option” rules of Treasury Regulation Section 1.382-4), that such Person would be deemed to own together with any other Persons as a single “entity” under Treasury Regulation Section 1.382-3(a)(l), or that otherwise would be aggregated with securities owned by such Person pursuant to Section 382 and the Treasury Regulations thereunder; provided, however, that (x) nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition and (y) no officer or director of the Company shall be deemed to beneficially own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

“Board of Directors” shall have the meaning set forth in the recitals of this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M., Chicago, Illinois time, on such date, provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Chicago, Illinois time, on the next succeeding Business Day.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company or any capital stock or other equity interest into which such common stock may be reclassified or exchanged.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Company” has the meaning set forth in the preamble to this Agreement.

“Current Market Price” shall have the meaning set forth in Section 11(d)(i).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Distribution Date” shall have the meaning set forth in Section 3(a).

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Exchange Ratio” shall have the meaning set forth in Section 24(a).

“Exempted Person” shall mean any Person who or which would otherwise be an Acquiring Person but whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the Common Stock would not, as determined by the Board of Directors in its sole discretion, jeopardize, endanger or limit (in timing or amount) the availability to the Company of its Tax Benefits, at any time prior to the time at which the Company’s right of redemption expires pursuant to Section 23(a); provided, however, that such a Person will cease to be an “Exempted Person” and will become an “Acquiring Person” if the Board of Directors subsequently makes a contrary determination.

“Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.

“Expiration Date” shall have the meaning set forth in Section 7(a).

“Final Expiration Date” shall have the meaning set forth in Section 7(a).

“Grandfathered Person” shall mean any Person who would otherwise be an Acquiring Person as of the date of this Agreement; provided, however, that such Person shall cease to be a “Grandfathered Person” at such time as the Beneficial Ownership of Common Stock of such Person increases without the Prior Written Approval of the Company, other than any increase pursuant to or as a result of (i) a reduction in the amount of Common Stock outstanding, (ii) any unilateral grant of any Common Stock by the Company, (iii) any issuance of Common Stock by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of Common Stock are treated equally or (v) any Exempted Transaction.

“OTCBB” shall have the meaning set forth in Section 11(d)(i).

“Person” shall mean any individual, firm, limited liability company, corporation, partnership, trust or other entity and shall include any successor (by merger or otherwise) of such entity.

“Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

“Prior Written Approval of the Company” shall mean prior express written consent of the Company to the action in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the Board of Directors.

“Purchase Price” shall have the meaning set forth in Section 4(a).

“Record Date” shall have the meaning set forth in the recitals of this Agreement.

“Redemption Price” shall have the meaning set forth in Section 23(a).

“Rights” shall have the meaning set forth in the recitals of this Agreement.

“Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

“Rights Certificates” shall have the meaning set forth in Section 3(a).

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

“Section 11(a)(ii) Event” shall mean the event described in Section 11(a)(ii).

“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii).

“Section 382” shall mean Section 382 of the Code or any successor or replacement provision.“

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Spread” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person; provided that if a Person is determined to be an Exempted Person (and as a result such Person is not an Acquiring Person), then the Stock Acquisition Date that otherwise shall have occurred shall be deemed not to have occurred.

“Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

“Summary of Rights” shall have the meaning set forth in Section 3(b).

“Tax Benefits” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other attribute the benefit of which is subject to possible limitation under Section 382 or Section 383 of the Code.

“Trading Day” shall have the meaning set forth in Section 11(d)(i).

“Treasury Regulations” shall mean the final, temporary and proposed regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

“Triggering Event” shall mean a Section 11(a)(ii) Event.

“Trust” shall have the meaning set forth in Section 24(a).

“Trust Agreement” shall have the meaning set forth in Section 24(a).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

Section 3.  Issue of Rights Certificates.

(a)  Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (or, in the case of uncertificated Common Stock by the book-entry account that evidences record ownership of such Common Stock) (which certificates or book-entries for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates (or book entries) and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). The Company must promptly notify the Rights Agent of a Distribution Date and request its transfer agent to give the Rights Agent a stockholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Date and receives such information, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)   The Company will make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof. With respect to uncertificated Common Stock outstanding as of the Record Date or which becomes outstanding subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by the book-entry account that evidences record ownership of such Common Stock in the name of the holders thereof. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, a transfer recorded in the book-entry accounts that evidence record ownership) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c)   Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Section 382 Rights Agreement between Broadwind Energy, Inc. (the “Company”) and Wells Fargo Bank, National Association (the “Rights Agent”) dated as of February 12, 2013, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights (as defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who or which is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by certificates or by book-entries that evidence record ownership shall be evidenced by such certificates and book-entries alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates and book-entries. In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding.  The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4.  Form of Rights Certificates.

(a)   The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate (or, with respect to uncertificated shares of Common Stock, dated the date of issuance of the shares indicated in the books of the registrar and transfer agent) evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one- thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment from time to time as provided in Section 11.

(b)   Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom such Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e).

Section 5.  Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned manually or by facsimile signature by the Rights Agent and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company will prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of the Close of Business on February 22, 2016 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the date on which the Inspector of Election for the Company’s 2013 Annual Meeting of Stockholders certifies that the vote on this Agreement at such meeting (with the required vote for such approval to be described in the Company’s proxy statement relating to such Annual Meeting) reflects that stockholder approval of the Agreement has not been received (the earliest of (i), (ii), and (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $14.00, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.  The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a) (ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain (i) in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to rights certificates cancelled or destroyed by the Rights Agent.

Section 9.  Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, and a Section 11(a)(ii) Event has not occurred, the Company may temporarily suspend (and shall give the Rights Agent prompt notice thereof) the exercisability of Rights until such time as a registration statement has been declared effective.  Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay, when due and payable, any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii) Subject to Section 24, in the event any Person becomes an Acquiring Person, then each holder of a Right (except as provided below and in Section 7(e)) shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and (y) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) In the event that the number of shares of Common Stock which are authorized by the Company’s certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have substantially the same value or economic rights as shares of Common Stock (such shares or units of shares of preferred stock, “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price (as determined pursuant to Section 11(d)) per share of Common Stock on the Section 11(a)(ii) Trigger Date and the value of any “Common Stock Equivalent” shall be deemed to equal the Current Market Price (as determined pursuant to Section 11(d)) per share of the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d)) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily closing prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights), or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date.  The closing price per share of common stock (or other security) of an issuer for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such shares of common stock (or other security) are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service (the “OTCBB”) or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board of Directors. If on any such date no market maker is making a market in such common stock (or other security), the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day. If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof).  If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Market Price” of one share of Preferred Stock divided by 1,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten- thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one- thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

Section 13. [Reserved].

Section 14.  Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights.  In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Rights are not listed or admitted to trading on the NASDAQ Stock Market, as reported to the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by OTCBB or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock or other securities. In lieu of fractional shares of Common Stock or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock or other securities. For purposes of this Section 14(c), the current market value of one share of Common Stock or other security shall be the closing price of one share of Common Stock or such other security, as applicable, (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders.  Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b)   after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c)   subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificates, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d)   notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use commercially reasonable efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a)    The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending against any claim of liability.

(b)    The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a)    Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)    In case at any time the name of the Rights Agent shall be changed, and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)    Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)    Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of “Current Market Price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any of the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)    The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d)    The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)    The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)    The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary or Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer.

(h)    The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

(j)    No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or of the State of Illinois or the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of Illinois or the State of New York), in good standing, having an office or agency in the State of Illinois or the State of New York, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (ii) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of share options or under any employee plan or arrangement, granted or awarded prior to the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a)    The Board of Directors may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price”, as defined in Section 11(d)(i), of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b)    Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a), evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange.

(a)    The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding. Before effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)    Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt notice thereof to the Rights Agent) of any exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Prior to effecting an exchange and registering shares of Common Stock (or such other securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e).

(c)    In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock, as such term is defined in paragraph (b) of Section 11) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(d)    In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(e)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a)    In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (i) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b)    In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

Broadwind Energy, Inc.

3240 South Central Avenue

Cicero, Illinois 60804

Attention: Corporate Secretary

Facsimile No.: (708) 780-4801

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission as follows:

Wells Fargo Shareowner Services

1110 Centre Pointe Curve, Suite 101

Mendota Heights, Minnesota 55120

Attention: Manager, Relationship Management

Facsimile No.: (651) 450-4078

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and (b) on or after the Stock Acquisition Date, to make any changes that the Company may deem necessary or desirable (i) that shall not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Affiliate or Associate thereof or transferee of any Acquiring Person or any Affiliate or Associate thereof) or (ii)(A) in order to cure any ambiguity or (B) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation. Any supplement or amendment authorized by this Section 27 shall be evidenced by a writing signed by the Company and the Rights Agent. The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing provided that the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement. Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determination and Actions by the Board of Directors, etc. The Board of Directors, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

Section 32. Governing Law; Submission to Jurisdiction. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State. The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement. The Company and each holder of Rights acknowledge that the forum designated by this Section 32 has a reasonable relation to this Agreement and to such Persons’ relationship with one another. The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 32. The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 32. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

* * * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

Attest: BROADWIND ENERGY, INC.

By:	/s/ David W. Fell	By: /s/ Peter C. Duprey

	Name: David W. Fell	Name: Peter C. Duprey

	Title: Assistant Secretary	Title: President & Chief Executive Officer

Attest: WELLS FARGO, NATIONAL ASSOCIATION

By:	/s/ Jennifer Leno	By: /s/ Erik Amundson

	Name: Jennifer Leno	Name: Erik Amundson

	Title: Vice President	Title: Officer

Exhibit A

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

BROADWIND ENERGY, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

The undersigned do hereby certify that the following resolution was duly adopted by the Board of Directors of Broadwind Energy, Inc., a Delaware corporation (the “Corporation”), on February 12, 2013:

RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board of Directors”) by the Certificate of Incorporation, as amended (the “Charter”), the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock, par value $0.001 per share, of the Corporation, to be designated “Series A Junior Participating Preferred Stock” (hereinafter referred to as the “Series A Preferred Stock”), initially consisting of 30,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Charter shall be deemed to have the meanings provided therein):

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 30,000.

Section 2. Dividends and Distributions.

(A)    Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after February 12, 2013 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

Section 3. Voting Rights.

The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)    Subject to the provision for adjustment hereinafter set forth, each share of

Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)    Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)    (i) If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to or greater than six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series A Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series A Preferred Stock) with dividends in arrears in an amount equal to or greater than six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

(ii)    During any default period, such voting right of the holders of Series A Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that such voting right shall not be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting rights. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series A Preferred Stock.

(iii)    Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors may order, or any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the President, a Vice President or the Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him or her at his or her last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 50 days after such order or request, or in default of the calling of such meeting within 50 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than ten percent (10%) of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 50 days immediately preceding the date fixed for the next annual meeting of the stockholders.

(iv)    In any default period, the holders of Common Stock, and, if applicable, other classes of capital stock of the Corporation, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of capital stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors appointed by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

(v)    Immediately upon the expiration of a default period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Charter or by- laws of the Corporation irrespective of any increase made pursuant to the provisions of paragraph (C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or by-laws of the Corporation). Any vacancies on the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

(D)    Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)    declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)    redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv)    purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of capital stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares.

Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up.

(A)    Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series A Preferred Stock, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)    In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc.

In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of capital stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption.

The shares of Series A Preferred Stock shall not be redeemable.

Section 9. Ranking.

The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series shall provide otherwise.

Section 10. Amendment.

The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11. Fractional Shares.

Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, Broadwind Energy, Inc. has caused this certificate to be signed by         , its         , and the same to be attested to by         , its          , this         day of         ,         .

BROADWIND ENERGY, INC.

By:
Name: Title:

Attest:

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER FEBRUARY 12, 2016 OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE SECTION 382 RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS SHALL BECOME NULL AND VOID. THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY SHALL BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE SECTION 382 RIGHTS AGREEMENT.

Rights Certificate

BROADWIND ENERGY, INC.

This certifies that         , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of February 12, 2013 (the “Rights Agreement”), between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Wells Fargo, National Association (the “Rights Agent”), to purchase from the Company at any time prior to the Expiration Date (as defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $         per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of

, 20 , based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by

(i)    an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at its option at a redemption price of $0.001 per Right or (ii) exchanged in whole or in part for shares of Common Stock or other securities of the Company. Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one- thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of ,

ATTEST:	BROADWIND ENERGY, INC.

By:
Secretary		Name:
Title:

Countersigned:

WELLS FARGO, NATIONAL ASSOCIATION

By:

Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED                                                                          hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint         Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                                         ,

Signature

Signature Medallion Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)    this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2)    after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,
Signature

Signature Medallion Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO: BROADWIND ENERGY, INC.

The undersigned hereby irrevocably elects to exercise         Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security

or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number:

(Please print name and address)

Dated:                                         ,

Signature

Signature Medallion Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)    the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

(2)    after due inquiry and to the best knowledge of the undersigned, the undersigned [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who or which is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ,
Signature

Signature Medallion Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On February 12, 2013, the board of directors of Broadwind Energy, Inc. (“Broadwind”) adopted a Section 382 stockholders rights plan and declared a dividend distribution of one right for each outstanding share of our common stock to stockholders of record at the Close of Business on February 22, 2013. Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $14.00 per right, subject to adjustment. Broadwind intends to submit the rights plan for the approval of its stockholders at the 2013 Annual Meeting of Stockholders. The description and terms of the rights are set forth in a Section 382 Rights Agreement between us and Wells Fargo Bank, N.A., as rights agent.

The board of directors adopted the rights plan in an effort to protect shareholder value by attempting to protect against a possible limitation on Broadwind’s ability to use its net operating loss carryforwards (the “NOLs”) and certain other tax benefits to reduce potential future U.S. federal income tax obligations. If Broadwind experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated by the United States Department of the Treasury thereunder (the “Treasury Regulations”), its ability to fully utilize the NOLs and certain other tax benefits on an annual basis will be substantially limited, and the timing of the usage of the NOLs and such other benefits could be substantially delayed, which could therefore significantly impair the value of those benefits.

The rights plan is intended to act as a deterrent to any person or group, together with its affiliates and associates, being or becoming the beneficial owner of 4.9% or more of common stock (such person or group is referred to as an “acquiring person”). A person shall be deemed to be a “beneficial owner” of, and shall be deemed to “beneficially own,” any securities that such person is deemed to constructively own under Section 382 of the Code and the Treasury Regulations thereunder (including pursuant to the “option” rules of Treasury Regulation Section 1.382-4), that such person would be deemed to own together with any other persons as a single “entity” under Treasury Regulations Section 1.382-3(a)(1), or that otherwise would be aggregated with securities owned by such person pursuant to Section 382 of the Code and the Treasury Regulations thereunder. The term “acquiring person” does not include:

•	Broadwind;

•	any subsidiary of Broadwind;

•	any employee benefit plan of Broadwind or of any subsidiary of Broadwind;

•	any person organized, appointed or established by Broadwind for or pursuant to the terms of any such plan;

•	any grandfathered person (as defined below);

•	any exempted person (as defined below);

•	any person or group who becomes the beneficial owner of 4.9% or more of the outstanding common stock as a result of an “exempted transaction”; or

•

any person whom or which the board of directors in good faith determines has inadvertently acquired beneficial ownership of 4.9% or more of outstanding common stock, so long as such person promptly enters into, and delivers to Broadwind, an irrevocable commitment to divest as promptly as practicable, and thereafter divests as promptly as practicable a sufficient number of shares of common stock so that such person would no longer be a beneficial owner of 4.9% or more of outstanding common stock.

A stockholder who together with its affiliates and associates beneficially owned 4.9% or more of common stock as of February 12, 2013 is deemed not to be an “acquiring person,” so long as such stockholder does not acquire any additional shares of common stock without the prior written approval of Broadwind, other than pursuant to or as a result of (a) a reduction in the amount of common stock outstanding; (b) any unilateral grant of any common stock by Broadwind or (c) any issuance of common stock by Broadwind or any share dividend, share split or similar transaction effected by Broadwind in which all holders of common stock are treated equally. Such a stockholder is a “grandfathered person” for purposes of the rights plan.

The board of directors of Broadwind may, in its sole discretion, exempt any person or group who would otherwise be an acquiring person from being deemed an acquiring person for purposes of the rights plan if it determines at any time prior to the time at which the rights are no longer redeemable that the beneficial ownership of such Person would not jeopardize, endanger or limit (in timing or amount) the availability of Broadwind’s NOLs and other tax benefits. Any such person or group is an “exempted person” under the rights plan. The board of directors, in its sole discretion, may subsequently make a contrary determination and such person would then become an acquiring person.

An “exempted transaction” is a transaction that the board of directors determines is an exempted transaction and, unlike the determination of an exempted person, such determination is irrevocable.

Initially, the rights are associated with our common stock and evidenced by common stock certificates or, in the case of uncertificated shares of common stock, the book- entry records evidencing the common stock, and are transferable with and only with the underlying shares of common stock. Subject to certain exceptions, the rights become exercisable and trade separately from the common stock only upon the “distribution date”, which occurs upon the earlier of:

•

ten days following a public announcement (such date, the “stock acquisition date”) that a person or group of affiliated or associated persons at any time after the close of business on February 12, 2013 (the “measurement date”) has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of our outstanding shares of common stock (any such person or group of affiliated or associated persons being referred to herein as an “acquiring person”) (unless, prior to the expiration of Broadwind’s right to redeem the rights, such person or group is determined by the board of directors to be an “exempted person,” in which case the stock acquisition date will be deemed not to have occurred); or

•

ten business days (or later date if determined by our board of directors prior to such time as any person or group becomes an acquiring person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an acquiring person.

In addition, if Broadwind’s board of directors determines in good faith that a person became an acquiring person inadvertently and such person divests as promptly as practicable a sufficient number of shares of common stock so that such person would no longer be an acquiring person, then such person will not be deemed to be an acquiring person.

Until the distribution date, the surrender for transfer of any shares of common stock outstanding will also constitute the transfer of the rights associated with those shares.

As soon as practicable after the distribution date, separate certificates or book- entry statements will be mailed to holders of record of our common stock as of the close of business on the distribution date. From and after the distribution date, the separate rights certificates or book-entry records alone will represent the rights. Except as otherwise provided in the Section 382 Rights Agreement, only shares of common stock issued prior to the distribution date will be issued with rights.

The rights are not exercisable until the distribution date and, unless earlier redeemed or exchanged by us as described below, will expire upon the earliest of:

•	the close of business on February 22, 2016;

•	the time at which the rights are redeemed;

•	the time at which the rights are exchanged;

•        the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the board of directors of Broadwind determines that the rights plan is no longer necessary or desirable for the preservation of certain tax benefits;

•        the close of business on the first day of a taxable year of Broadwind to which the board of directors of Broadwind determines that certain tax benefits may not be carried forward; and

•        the close of business on the first business day following the date on which the Inspector of Election for Broadwind’s 2013 Annual Meeting of Stockholders certifies that the vote on the Section 382 Rights Agreement at such meeting reflects that stockholder approval has not been received.

In the event that a person or group becomes an acquiring person (a “flip-in event”), each holder of a right (other than any acquiring person and certain related parties, whose rights automatically become null and void) will have the right to receive, upon exercise, common stock having a value equal to two times the exercise price of the right. If an insufficient number of shares of common stock is available for issuance, then our board of directors would be required to substitute cash, property or other securities of Broadwind for the common stock. The rights may not be exercised following a flip-in event while Broadwind has the ability to cause the rights to be redeemed, as described later in this summary.

For example, at an exercise price of $14.00 per right, each right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $28.00 worth of common stock (or other consideration, as noted above) for $14.00. Assuming that the common stock had a per share value of $3.50 at that time, the holder of each valid right would be entitled to purchase eight shares of common stock for $14.00.

The exercise price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock;

•

if holders of the preferred stock are granted certain rights, options or warrants to subscribe for preferred stock or convertible securities at less than the current market price of the preferred stock; or

•

upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of preferred stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred stock on the last trading day prior to the date of exercise.

In general, Broadwind may redeem the rights in whole, but not in part, at a price of $0.001 per right (subject to adjustment and payable in cash, common stock or other consideration deemed appropriate by our board of directors) at any time until ten days following the stock acquisition date. Immediately upon the action of the board of directors authorizing any redemption, the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

At any time after there is an acquiring person and prior to the acquisition by the acquiring person of 50% or more of the outstanding shares of our common stock, we may exchange the rights (other than rights owned by the acquiring person which will have become void), in whole or in part, at an exchange ratio of one share of common stock, or one one-thousandth of a share of preferred stock (or of a share of a class or series of our preferred stock having equivalent rights, preferences and privileges), per right (subject to adjustment).

Until a right is exercised, its holder will have no rights as a stockholder of Broadwind, including the right to vote or to receive dividends. While the distribution of the rights will not result in the recognition of taxable income by us or our stockholders, stockholders may, depending upon the circumstances, recognize taxable income after a triggering event.

Broadwind and the rights agent may from time to time amend or supplement the Section 382 Rights Agreement without the consent of the holders of the rights. After the stock acquisition date, however, no amendment can materially adversely affect the interests of the holders of the rights (other than the acquiring person or any affiliate or associate thereof).

A copy of the Section 382 Rights Agreement is available free of charge from us. This description of the rights does not purport to be complete and is qualified in its entirety by reference to the Section 382 Rights Agreement, which is incorporated herein by reference.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

BROADWIND, INC.
Annual Meeting of Stockholders
May 15, 2025 8:00 AM CENTRAL DLT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Eric B. Blashford as proxy and attorney-in-fact with full power of substitution and hereby authorizes him to represent and vote, as provided on the reverse side of this proxy card, all the shares of Broadwind, Inc. Common Stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.The undersigned hereby appoints Eric B. Blashford as proxy and attorney-in-fact with full power of substitution and hereby authorizes him to represent and vote, as provided on the reverse side of this proxy card, all the shares of Broadwind, Inc. Common Stock which the undersigned is entitled to vote and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

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Continued and to be signed on reverse side

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Eric B. Blashford	☐	☐	☐
1b. Philip J. Christman	☐	☐	☐
1c. Jeanette A. Press	☐	☐	☐
1d. David P. Reiland	☐	☐	☐
1e. Sachin M. Shivaram	☐	☐	☐
1f. Cary B. Wood	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To cast a non-binding advisory vote approving the compensation of the Company's named executive officers.	☐	☐	☐
3. To ratify the fourth amendment of the Company's Rights Plan.	☐	☐	☐
4. To Ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for 2025.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000665790_1 R1.0.0.2